Exhibit 99.2

NOT FOR DISTRIBUTION, DIRECTLY OR INDIRECTLY, IN OR INTO AUSTRALIA, CANADA OR JAPAN

IMPORTANT: You must read the following before continuing. The following applies to the information following this page, and you are therefore advised to read this carefully before reading, accessing or making any other use of the information set forth herein.

The offer of the shares and the distribution of these materials and other information in certain jurisdictions may be restricted by law and persons into whose possession any document or other information referred to herein comes should inform themselves about and observe any such restriction. Any failure to comply with these restrictions may constitute a violation of the securities laws of any such jurisdiction.

Notice to US shareholders:

The offer is made for the securities of a foreign company. The offer is subject to the disclosure requirements of a foreign country that are different from those of the United States. Financial statements provided in the offering documents were prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies. It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuer is located in a foreign country, and some or all of its officers and directors may be residents of a foreign country. You may not be able to sue the foreign company or its officers or directors in a foreign court for violations of the U.S. securities laws. It may be difficult to compel a foreign company and its affiliates to subject themselves to a US court’s judgment. The offer is addressed solely to the shareholders of JSC VTB Bank.

Notice to shareholders in other jurisdictions:

This communication is directed only at (i) persons who are outside the United Kingdom or (ii) persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) and (iii) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Article 49(2) of the Order (all such persons together being referred to as “relevant persons”).  Any investment activity to which this communication relates will only be available to and will only be engaged with, relevant persons. Any person who is not a relevant person should not act or rely on this document or any of its contents.

Advertisement legend:

This document is an advertisement and not a prospectus for the purposes of applicable measures implementing EU Directive 2003/71/EC and as such does not constitute an offer to sell or the solicitation of an offer to purchase securities.

Public offer legend:

Any offer of securities to the public that may be deemed to be made pursuant to this communication in any EEA Member State that has implemented EU Directive 2003/71/EC (together with any applicable implementing measures in any Member State, the “Prospectus Directive”) is addressed solely to qualified investors (within the meaning of Article 21(1)(e) of the Prospectus Directive) in that Member State.

THIS ENGLISH TRANSLATION HAS BEEN PREPARED SOLELY FOR THE CONVENIENCE OF NON-RUSSIAN SPEAKING SHAREHOLDERS OF JSC VTB BANK. WHILE THIS ENGLISH TRANSLATION IS BELIEVED TO BE GENERALLY ACCURATE, IT IS SUBJECT TO, AND QUALIFIED BY, IN ITS ENTIRETY, THE OFFICIAL RUSSIAN-LANGUAGE ORIGINAL FILED WITH THE RUSSIAN FEDERAL SERVICE FOR THE FINANCIAL MARKETS. SUCH RUSSIAN-LANGUAGE ORIGINAL SHALL BE THE CONTROLLING DOCUMENT FOR ALL PURPOSES.

NOT FOR DISTRIBUTION, DIRECTLY OR INDIRECTLY, IN OR INTO AUSTRALIA, CANADA OR JAPAN

Registered
27 July 2009
Department for licensing of activity and financial recovery of lending agencies of the Bank of Russia
(name of the registering authority)

(signature of an authorized person of the registering authority)
Seal of the registering authority

Decision on additional issue of securities

Bank VTB (open joint-stock company)

ordinary nominal uncertificated shares to the amount of 9,000,000,000,000 (nine trillion) pieces with a Par value of 0.01 (one hundredth) ruble each being placed by way of open subscription

Individual state registration number:
Seal

Approved by Supervisory Council of JSC Bank VTB

July 20, 2009	Minutes No. 8

subject to decision of the general meeting of shareholders of JSC Bank VTB

June 29, 2009	Minutes No. 38

Location (postal address) of the issuer and telephones:

location - Saint Petersburg, ul. Bolshaya Morskaya 29; postal address - ul. Plyuschikha, 37, Moscow,
119121; telephone (495) 739-77-99

Acting President-Chairman of the Board of JSC Bank VTB
M.V. Kuzovlev
July 20, 2009	signature	Seal

1. Kind, category (type) of securities: ordinary shares.

2. Issued securities are registered.

3. Form of securities: uncertificated.

Information about registrar

Full corporate name	Closed Joint Stock Company Central United Registrar
Abbreviated corporate name	CJSC COR
Location	125040, Moscow, ul. Pravdy 23
License number of a professional capital market player responsible for maintaining the register	10-000-1-00347
Date of license issue	21.02.2008
Validity of license	no limitation
License issuer	Russian Federal Service on Financial Markets
Tel. (fax)	Tel. (499) 257-17-00, fax (495) 787-44-83

Obligatory centralized safe custody of securities is not stipulated.

4. Holder’s rights under securities

4.1. Title to ordinary shares:

Shareholders holding ordinary shares in VTB Bank (open joint stock company) (hereinafter referred to as the “Issuer”) have the following rights:

• to participate in a General Meeting of Shareholders with a voting right related to all issues within their competence;

• to receive dividends;

• to receive a part of the Issuer’s property in case of its liquidation.

Shareholders also have other rights stipulated by the legislation of the Russian Federation and by the Charter of the Issuer.

No limitation of the maximum number of votes owned by a shareholder is specified.

4.2. During issue, no preferred shares are issued.

4.3. Placed securities are not convertible.

4.4. During issue, no bonds are issued.

4.5. During issue, no placement of the Issuer’s options shall be effected.

5. Procedure of certification, cession and exercise of titles under securities

Decision on share issue is a document certifying titles under securities.

Owners’ title to uncertificated securities is certified in the register system by entries in the current account of the register holder or in case of accounting of titles under securities at a depositary — by entries in custody accounts at such depositary.

Title to ordinary uncertificated securities share shall pass to the purchaser:

• in case of accounting of titles under securities of a person carrying out depository activities - from the moment of making an incoming entry in the custody account;

• in case of accounting of titles under securities in the register system - from the moment of making an incoming entry in the personal account.

Titles under securities shall pass to their purchaser from the moment of transfer of such title. Transfer of title under securities shall be accompanied by notification of a register holder or a nominal holder of securities.

The title under registered uncertificated securities is exercised by the Issuer in respect of the persons stated in the register system.

A person to which the Issuer issues (forwards) the decree which shall be the sufficient ground to make an incoming entry in the personal account (registrar):

• full corporate name: Closed joint stock company “Tsentralnyi Obyedinennyi Registrator”;

• abbreviated name: CJSC “COR”;

Location: 23 ul. Pravdy, Moscow, 125040;

• license to maintain the register: No. 10-000-1-00347 dated February 21, 2008, issued by the Russian Federal Financial Markets Service, period — no limitations;

• tel.: (499) 257-17-00;

• fax: (495) 787-44-83.

Operations in the register shall be performed by the registrar by virtue of provided decree forms, which shall not run counter to requirements of the Russian Federal Financial Markets Service. Operations related to making entries on placement of additionally issued shares shall be performed by virtue of the Issuer’s decree and documents set forth in clause 7.4.1 of Regulation for maintenance of the register of registered securities approved by Resolution No. 27 of Russian FCSM dated February 10, 02. Should the decree and documents comply with requirements set forth in Regulation for maintenance of the register of registered securities set forth in Resolution No. 27 of Russian FCSM dated February 10, 02, the registrar shall accept them for examination.

6. Par value of securities: 0.01 (one hundredth) rubles.

7. Number of securities in such additional issue: 9,000,000,000,000 (Nine trillion) pieces.

8. Total number of shares of such issue placed before: 6,724,138,509,019 (Six trillion seven hundred twenty four billion one hundred thirty eight million five hundred nine thousand and nineteen) pieces.

9. Terms and conditions of securities placement.

9.1. Commencement and termination of placement.

Procedure and period of the pre-emptive right:

Procedure and period of pre-emptive right to purchase additionally issued securities are specified in clause 9.3.2 of this Decision.

Commencement of placement among persons having pre-emptive right:

Commencement of placement among persons having pre-emptive right shall be the first working day following the date of Issuer’s disclosure of the information about the securities offering price.

Termination of placement among persons having pre-emptive right:

Termination of placement among persons having pre-emptive right shall be the eighth working day following the date of Issuer’s disclosure of the information about the securities offering price.

Commencement of placement among other persons:

Commencement of placement among other persons shall be the ninth working day following the date of Issuer’s disclosue of the information about the securities offering price.

Termination of placement among other persons:

Termination of placement among other persons shall be the thirteenth working day following the date of Issuer’s disclosure of the information about the securities offering price.

Procedure of disclosure of the information about securities additional issue

Information about the securities offering price shall be disclosed by the Issuer in the form of a Securities Placement Price Statement (procedure to determine the price), which shall be published in news lines of information agencies such as Interfax and AK&M or on the Internet website of the Issuer www.vtb.ru on or before the next working day, after the day of making a decision by the Issuer’s authorized agency to determine the securities offering price.

Placement of securities shall commence only after two weeks upon publication of the statement of state registration of additional securities issue in accordance with Article 23 of the Federal Law “On Capital Market”.

9.2. Method of placement: open subscription.

9.3. Porcedure of placement

9.3.1. Procedure and terms of conclusion of contracts (procedure and terms of submitting and filling requests) for securities alienation to the first owners during their placement.

9.3.1.1. A part of the Issuer’s placed shares is assumed for placement and subsequent circulation outside the Russian Federation by their placement in accordance with the foreign securities law of a foreign issuer acknowledging rights related to Issuer’s securities being placed (hereinafter referred to as “Depository Receipts”).

Placement of the Issuer’s shares by placement of Depository Receipts shall be performed subject to an agreement concluded by the Issuer with the issuer of the Depository Receipts referred to as “Deposit Agreements”, whereby the issuer of the Depository Receipts shall issue and place them in accordance with the foreign law.

Securities placement by a credit institution — the issuer, by placing foreign shares, shall be deemed to beremittance of securities of the credit institution - the issuer to the person, which shall be the issuer of relevant foreign securities in accordance with the foreign law.

9.3.1.2. In view of securities placement by open subscription, procedure of concluding contracts for purchase od the securities being placed shall imply an invitation to an uncertain set of people to make offers for purchase of the securities being placed.

Each offer shall contain the consent of the offerer to purchase relevant securities in the quantity stated in the offer and at the placement price, specified by the credit institution - issuer in accordance with this Decision on additional securities issue.

Term (term determination procedure), during which the offers to purchase and place securities may be submitted

The offer shall be submitted in writing within 2 (two) working days upon commencement of placement among other persons, to the broker rendering services on shares placement specified in clause 9.3.4 of this Decision (hereinafter referred to as the “Broker”). Offers shall be accepted by the Broker on working days from 9:30 a.m. to 06:00 p.m. at addresses specified in the Annex to this Decision.

The Offer shall be singed directly by the offerer or by his/her representative and be accompanied by a document confirming powers of such representative.

Each Offer shall contain the following data(1):

• heading “Offer to purchase ordinary registered shares of VTB Bank (open joint stock company)”;

• second name, first name, patronymic (for natural persons) or a corporate name specifying a form of incorporation (for legal entities);

• details of a document identifying a natural person or details of state registration certificate of a legal entity and its principal state registration number;

• permanent address (for natural persons) or location (for legal entities);

• consent of an offerer to purchase the securities being placed specified in the Offer and at a price determined by the Issuer in accordance with this Decision;

• details of the personal account in the shareholder register of the Issuer or information about a nominal holder, if shares shall be enlisted into the register of registered securities to the account of the nominal holder (full corporate name, principal state registration number, name of a state registration authority, date of state registration (registration in the United State Register of Legal Entities), name (type), number and date of a contract for a custody account and name (type), number and date of a contract for inter-depositary relations);

• details of a bank account for return of funds.

In the cases provided by Regulation No. 268-II of the Bank of Russia dated April 19, 2005 “On the procedure and criteria of assessment of the financial standing of natural persons being founders (participants) of a credit institution” and by Regulation No. 218-II of the Bank of Russia dated March 19, 2003 “On the procedure and criteria of assessment of the financial standing of legal entities being founders (participants) of the kending agency”, corresponding documents shall be enclosed to the Offer to confirm the purchaser’s financial solvency to pay for securities. Whereby, should other regulatory acts of the Bank of Russia establishing the procedure and criteria of assessment of the financial standing of the founders (participants) of the credit institution apply as of submission date of these documents by the

(1) Purchasers of shares being non-residents shall provide in their Offers data similar to the information provided by residents.

purchaser, specified documents shall be presented in accordance with the procedures set forth in these regulatory acts.

Should more than 20 per cent of the Issuer’s shares be purchased through acceptance of the Offer by one legal entity, or by a natural person, or by a group of legal entities or natural persons that have entered into an agreement, or by a group of legal entities being affiliated or associated, documents confirming the prior consent of the Bank of Russia for such purchase shall be attached to the Offer.

Legal entities and natural persons being non-residents shall also provide a written statement to confirm that they are qualified investors in the country of their location.

Term and procedure of notification of offerers to purchase the securities being placed on acceptance of the offer.

During the term of shares placement provided by clause 9.1 of this Decision, the Broker shall submit offerers to purchase the securities being placed (except for persons who exercise their pre-emptive purchasing right) or to their authorized representatives, responses about acceptance of these offers. Responses about acceptance of the offer shall be delivered to the persons specified by the Issuer (in the name of the Broker acting on behalf of the Issuer) at his/her discretion from among the offerers or their authorized representatives.

Submitted offers to purchase the securities being placed including offers to purchase foreign securities are subject to registration in special offers register on the date of their submission.

9.3.1.3. Conditions of placement by open subscription with the invitation to offer to an uncertain set of people shall not imply remittance of the securities being placed to the personal account (custody account) of the professional capital market player rendering securities placement services to the Issuer.

9.3.2. Presence or absence of ability to exercise the pre-emptive right to securities placement.

Issuer’s shareholders have the pre-emptive right to purchase securitied being placed by open subscription in a number pro rata a number of their ordinary registered shares of the Issuer.

Date of making a list of persons having the pre-emptive right to purchase the securities being placed: May, 13, 2009.

Procedure to inform persons having the pre-emptive right to purchase the securities being placed on the ability of its exercise.

Information about the ability to exercise the pre-emptive right shall be published by the Issuer in Rossiiskaya Gazeta.

Information about the ability to exercise the pre-emptive right shall contain data about: the category (type) of the securities being placed, the number of the securities being placed, the procedure of determining the price of placement (including the procedure of determining the price of placement in the exercise of the pre-emptive right to purchase securities), the procedure determining the shares number which any person having the pre-emptive right may acquire, the procedure of submission of a request to the Issuer and the term during which such requests shall be filed to the Issuer (pre-emptive right validity).

Procedure to exercise the pre-emptive right to purchase the securities being placed including the pre-emptive right validity.

Persons included into the list of persons having the pre-emptive right to purchase the securities being placed shall, within 20 (twenty) days upon the date of publcation of the information about the ability to exercise the pre-emptive right in the “Rossiyskaya Gazeta”, have a right to exercise in whole or in part their pre-emptive right by filing to the Broker a written application for purchase of the securities being placed (hereinafter referred to as the “Application”).

The Broker shall accept Applications on working days from 9:30 a.m. to 06:00 p.m. at the addresses specified in the Annex to this Decision.

The Application shall be signed by the person included into the list of persons having the pre-emptive right to purchase the securities being placed, or by his/her representative accompanied by a document confirming qualification of such authorized representative.

The Application shall contain the following data:

• heading “Application to exercise the pre-emptive right”;

• second name, first name, patronymic (for natural persons) or a full corporate name specifying a form of incorporation (for legal entities);

• permanent address (for natural persons) or location (for legal entities);

• number of the securities being purchased.

It is also recommended to include into the Application the following data:

• postal address;

• details of a document identifying a natural person or details of state registration certificate of a legal entity and its principal state registration number;

• contact telephone/fax details;

• details of the personal account in the shareholder register of the Issuer or information about a nominal holder, if shares shall be enlisted into the register of registered securities to the account of the nominal holder (full corporate name, principal state registration number, name of a state registration authority, date of state registration (registration in the United State Register of Legal Entities), name (type), number and date of a contract for a custody account and name (type), number and date of a contract for inter-depositary relations);

• details of a bank account for return of funds.

In the cases provided by Regulation No. 268-II of the Bank of Russia dated April 19, 2005 “On the procedure and criteria of assessment of the financial standing of natural persons being founders (participants) of a credit institution” and by Regulation No. 218-II of the Bank of Russia dated March 19, 2003 “On the procedure and criteria of assessment of the financial standing of legal entities being founders (participants) of the kending agency”, corresponding documents shall be enclosed to the Offer to confirm the purchaser’s financial solvency to pay for securities. Whereby, should other regulatory acts of the Bank of Russia establishing the procedure and criteria of assessment of the financial standing of the founders (participants) of the credit institution apply as of submission date of these documents by the purchaser, specified documents shall be presented in accordance with the procedures set forth in these regulatory acts.

Should more than 20 per cent of the Issuer’s shares be purchased through acceptance of the Offer by one legal entity, or by a natural person, or by a group of legal entities or natural persons that have entered into an agreement, or by a group of legal entities being affiliated or associated, documents confirming the prior consent of the Bank of Russia for such purchase shall be attached to the Offer.

Legal entities and natural persons being non-residents shall also provide a written statement to confirm that they are qualified investors in the country of their location.

Maximum number of shares that a person can acquire in exercising his/her pre-emptive purchasing right is pro rata the number of his/her ordinary shares issued by the Issuer, and it is determined by the following formula:

N = Q x (9000000000000 / 6724138509019), where

N — stands for the maximum number of the securities being placed that may be purchased by such person;

Q — stands for the number of ordinary uncertificated registered shares of the Issuer owned by the above person as of the date of making a list of persons having the pre-emptive right to purchase the securities being placed;

9,000,000,000,000 — total number of additionally placed securities of the Issuer in accordance with this Decision;

6,724,138,509,019 - a number of ordinary registered shares of the Issuer placed on the date of making a decision on increase in the authorized capital of the Issuer through placement of ordinary uncertificated registered shares.

The Application shall be considered unfiled in the following cases:

• the Application does not contain the data that must be contained in it according to this Decision;

• required documents are not attached to the Application (have not accompanied the Application) according to this Decision;

• the Appliction does not enable identification of the Applicant as a person entered in thre list of persons having pre-emptive right to purchase additional shares;

• the Application has been received by the Broker after expiration of the validity term of pre-emptive right;

• original or a duly notarized copy of the power of attorney or another document confirming legal powers of the representative has not been attached to the Application signed by the authorized representative of the person exercising the pre-emptive purchasing right.

Should several Applications be filed by the person exercising the pre-emptive purchasing right, the latest Application received by the Broker shall be deemed as filed, should several Applications be filed at a time, the Application complying with requirements of this Decision and containing more securities being placed shall be deemed as filed.

Shares purchase agreement with the person exercising the pre-emptive purchasing right shall be concluded on the date of payment of shares by such person exercising the pre-emptive purchasing right. Payment for shares shall be the moment of transfering money to the Issuer’s accumulation account specified in clause 9.3.7 of this Decision, on or before the maturity date, provided that the money shall be transferred via the Broker’s account specified in clause 9.3.7 of this Decision from the purchaser.

Should it be impossible for the shareholder to purchase a whole number of shares in exercising the pre-emptive purchasing right, fractions (fractional shares) are also posible.

Should a number of the shares being purchased stated in the Application by the person exercising the pre-emptive purchasing right exceed a maximum number of shares that may be purchased by such person, such person shall be deemed to have exercised his/her pre-emptive right to purchase shares in the number equal to the maximum number of shares that may be purchased by such person.

Should a number of purchasing shares stated in the Application by the person exercising the pre-emptive purchasing right be less than a maximum number of shares that may be purchased by such person, and the payment of which is made by the maturity date, such person shall be deemed to have exercised his/her pre-emptive right to purchase shares in relation to the whole number of paid shares not exceeding the number stated in the Application.

In such case, the Application shall be filled for the whole number of paid shares.

Should a number of purchasing shares stated in the Application by the person exercising the pre-emptive purchasing right exceed a number of shares the payment of which is made by the maturity date, such person shall be deemed to have exercised his/her pre-emptive right to purchase shares for the whole number of paid shares.

Before expiration of the validity period of pre-emptive right to purchase securities, share placement shall be performed only through exercise of the pre-emptive purchasing right.

Procedure of summarizing results of exercising of the pre-emptive purchasing right

Summarizing results of exercising of the pre-emptive purchasing right shall be carried out by the Issuer within 5 (five) calendar days upon expiry of the period of securities placement among persons exercising the pre-emptive right.

Procedure of disclosing information about the results of exercising of the pre-emptive purchasing right

Information about the results of exercising of the pre-emptive purchasing right shall be disclosed by way of publication of a Statement on results of exercising of the pre-emptive right in the news of information agencies Interfax and AK&M and on the Internet website of the Issuer (www.vtb.ru) on the day of summarizing results of exercising of the pre-emptive right.

9.3.3. Information about a person organizing a tender for securities placement.

Securities shall not be placed by way of subscription through a tender.

9.3.4. Information about brokers engaged in securities placement.

Should the securities be placed by the credit institution — issuer engaging professional capital market players rendering securities placement services to the credit institution — issuer, the following information shall be specified about each such person:

Full corporate name	VTB 24 (closed joint-stock company)
Abbreviated corporate name	VTB 24 (CJSC)
Location	Moscow, ul. Myasnitskaya 35
License number, date of license issue and validity of a license to perform brokerage	No. 077-03219-100000, date of issue — November 29, 2000, no limitation of validity
License issuing authority	Russian Federal Financial Markets Service
Amount of remuneration	amount shall be in rubles equivalent to $5,000 (five thousand US dollars) at the rate of the Central Bank of the Russian Federation as of the date of payment exclusive of VAT.

Primary functions of a person rendering securities placement services

• acceptance of Applications for exercising of the pre-emptive purchasing right;

• summary of the information about accepted Applications for exercising of the pre-emptive purchasing right and delivery of information to the Issuer in order to summarize the results of exercising of the pre-emptive purchasing right;

• delivery of Applications for exercising of the pre-emptive purchasing right and related documents to the Issuer immediately upon summarizing of the results of exercising of the pre-emptive purchasing right;

• acceptance of Offers to purchase the securities being placed;

• registration of Offers submitted to purchase the securities being placed in special offers registers on the date of their entry, including keeping of such register and its handover to the Issuer immediately upon expiry of Offers acceptance deadline;

• preliminary assessment of the financial standing of securities purchasers in accordance with the requirements provided by the regulatory acts of the Bank of Russia and submission of these results to the Issuer;

• delivery of responses about acceptance of Offers to purchase the securities being placed;

• receipt of funds in return for securities from their purchasers and transfer of the funds from the correspondence account to the accumulation account of the Issuer;

• receipt of documents and information about securities purchasers and handing them over to the Issuer immediately upon delivery of responses about acceptance of Offers to purchase the securities being placed to the purchasers.

Information about existence/absence of obligations to purchase securities not placed in due time

There shall be no obligations to purchase securities not placed in due time.

9.3.5. During issue, securities shall not be placed by way of private offering only among shareholders of the credit institution — issuer.

9.3.6. Price of securities placement.

In securities placement by way of subscription, the following information shall be specified:

Price of placement (in rubles and in a foreign currency, should securities be placed for a foreign currency) or price determination procedure

Price of securities placement (including for the persons having the pre-emptive purchasing right) shall be determined by the Issuer’s Supervisory Council upon expiry of the validity period of pre-emptive purchasing right, and the price shall not be less than the par value of securities.

Ratio between the share par value in rubles and price of share placement in a foreign currency	The shares placement price is determined in rubles

Should the pre-emptive right be given during securities placement, the Price or price determination procedure for securities placement shall be additionally specified for the persons having the pre-emptive purchasing right (in rubles and in a foreign currency, should the securities be placed for a foreign currency)

Price of securities placement for persons having the pre-emptive purchasing right shall not differ from the price of securities placement for other persons

9.3.7. Securities repayment terms.

Shares repayment terms by persons having the pre-emptive purchasing right shall be 5 (five) working days upon Issuer’s disclosure of the information about the price of securities placement.

Securities repayment period for other persons shall be 4 (four) working days upon the ninth working day following the date of Issuer’s disclosure of the information about the price of securities placement.

Method of shares payment shall be funds in the currency of the Russian Federation.

Securities shall be placed only subject to their payment in full.

Payment for shares shall be the moment of transfering money to the Issuer’s accumulation account specified in this clause on or before the maturity date, provided that the money shall be transferred via the Broker’s account specified in this clause from the purchaser.

Persons having the pre-emptive purchasing right as well as persons who got the response about acceptance of the Offer, shall pay for the securities to the Broker’s account using the following details:

Payee: VTB 24 (CJSC), Moscow;

TPN: 7710353606;

Payee’s account: 30603810400000000188;

Payee’s bank: VTB 24 (CJSC), Moscow;

BIC: of the Payee’s Bank 044525716;

Correspondence account: 30101810100000000716 with the Clearing House of the Moscow Main Territorial Department of the Bank of Russia.

Within 3 (three) working days upon receipt of the funds for securities payment, the Broker shall transfer them from his/her correspondence account to the Issuer’s accumulation account.

The Issuer’s accumulation account is the Issuer’s correspondence account 30101810700000000187 with the Clearing House of the Moscow Main Territorial Department of the Bank of Russia.

Should the funds for securities payment enter the Broker’s account after expiry of the maturity date specified in this clause, and should the payment be made with violation of conditions specified in this Decision, the funds shall be returned within 10 (ten) working days upon registration of the report on securities issue results.

Should the amount of funds transferred by the purchaser exceed the amount of funds required to pay for securities, the funds paid in excess shall be returned within 10 (ten) working days upon registration of the report on securities issue results.

Funds shall be returned according to details specified in the Offer / Application for securities purchase.

9.3.8. Procedure of securities placement by conversion.

Issued securities shall be placed in a different way.

9.3.9. Procedure of conversion of partner’s interest (shares) of lending agencies being restructured into shares of the credit institution - Issuer.

Issued securities shall be placed in a different way.

9.3.10. Procedure of securities distribution among shareholders.

Issued securities shall be placed in a different way.

9.3.11. Should a share of securities fail to be placed, the additional securities issue and the procedure of return of funds transferred to pay for the shares of the additional issue shall be considered invalid.

Such share of securities is not specified.

10. For bonds

No Bonds of the Issuer are placed.

11. For options of the credit institution — Issuer

Issue of options of the credit institution — issuer is not stipulated by the terms of issue.

12. Converted securities. Procedure, terms and conditions of conversion.

In issue, the convertible shares issue is not stipulated by the Issuer.

13. Procedure and term for income payment

13.1. Dividends determination procedure.

Decision on payment of dividends, amount of dividends and method of their payment on shares of each category (type) shall be taken by the General Meeting of Shareholders as advised by the Issuer’s Supervisory Council. Herewith, the amount of dividends shall not exceed the one advised by the Issuer’s Supervisory Council.

13.2. Bond income determination procedure.

Bonds issue is not stipulated by the Issuer.

13.3. Schedule of activities defining the income payment procedure

The Issuer is entitled to make decisions (announce) on payment of the dividends on the placed shares according to results of the first quarter, half-year, nine months of the financial year and (or) according to the results of the financial year. The decision (announcement) on payment of the dividends according to the results of the first quarter, half-year, nine months of the financial year shall be taken within three months upon expiry of the corresponding period.

Term and dividends payment procedure shall be specified during the General Meeting of Shareholders on dividends payment. Should the term of dividends payment not be specified at the General Meeting of Shareholders, the period of their payment shall not exceed 60 days upon making a decision on payment of the dividends.

A list of persons entitled to collect dividends shall be compiled as of the date of making the list of the persons being entitled to take part in the General Meeting of Shareholders where decision on respective dividend payment is made. For the purpose of drawing up the list of the persons being entitled to dividends, a nominal holder of shares shall submit details of persons, in the intesest of which he owns shares.

13.4. Settlement procedure for income acquisition

Dividends payment shall be performed subject to a decision of the General Meeting of Shareholders in cash or by money transfer to shareholders’ accounts in accordance with the data specified in the register of holders of registered securities. In case of payment in cash, dividends shall be paid through a cash office of the Issuer, in case of bank transfer to the accounts — by making a payment document.

13.5. Location where shareholders can collect their dividends

St. Petersburg, ul. Bolshaya Morskaya, 29

14. Procedure of disclosure of the information about additional issue of securities by the credit institution — issuer

a) Information about the Issuer’s decision to place securities shall be disclosed by way of publication of the Statement on substantial fact - “Information about the securities issue procedure” within the following timelines after the date of drawing up the minutes during the meeting of the Issuer’s authorized agency where the decision on securities placement has been made (date of expiry set forth by the Russian Federation law for drawing up of minutes);

• in the news of information agencies Interfax and AK&M - not later than 1 (one) day;

• on the Internet website of the Issuer (www.vtb.ru) — not later than 2 (two) days;

The text of the Statement on substantial fact shall be available on the Internet website of the Issuer (www.vtb.ru) during at least 6 (six) months upon its publication;

The Issuer shall submit the Statement on substantial fact to the Central Bank of the Russian Federation within 5 (five) days upon the date of drawing up the minutes at the meeting of the Issuer’s authorized agency, where the decision on securities placement has been made.

b) Information about the Issuer’s decision to place securities shall be disclosed also by way of publication of the Statement on substantial fact - “Information about the general meeting decisions” within the following timelines after the date of drawing up the minutes during the meeting of the Issuer’s authorized agency where the decision on securities placement has been made (date of expiry set forth by the Russian Federation law for drawing up of minutes);

• in the news of information agencies Interfax and AK&M - not later than 1 (one) day;

• on the Internet website of the Issuer (www.vtb.ru) — not later than 2 (two) days;

The text of the Statement on substantial fact shall be available on the Internet website of the Issuer (www.vtb.ru) during at least 6 (six) months upon its publication;

The Issuer shall submit the Statement on substantial fact to the Central Bank of the Russian Federation within 5 (five) days upon the date of drawing up the minutes at the meeting of the Issuer’s authorized agency, where the decision on securities placement has been made.

c) Information about the Issuer’s decision on additional securities issue shall be disclosed by way of publication of the Statement on substantial fact - “Information about the securities issue procedure”

within the following timelines after the date of drawing up the minutes during the meeting of the Issuer’s authorized agency where the decision on securities placement has been made (date of expiry set forth by the Russian Federation law for drawing up of minutes);

• in the news of information agencies Interfax and AK&M - not later than 1 (one) day;

• on the Internet website of the Issuer (www.vtb.ru) — not later than 2 (two) days;

The text of the Statement on substantial fact shall be available on the Internet website of the Issuer (www.vtb.ru) during at least 6 (six) months upon its publication;

The Issuer shall submit the Statement on substantial fact to the Central Bank of the Russian Federation within 5 (five) days upon the date of drawing up the minutes at the meeting of the Issuer’s authorized agency, where the decision on securities placement has been made.

d) Information about state registration of additional shares issue shall be disclosed by way of publication of the Statement on substantial fact - “Information about the securities issue procedure” within the following timelines after publication of the information about state registration of the Issuer’s additional shares issue on the Internet website of the Central Bank of the Russian Federation or upon the date when the Issuer receives a written notification of the Central Bank of the Russian Federation about state registration of the Issuer’s additional securities issue by post, fax, e-mail, delivery against signature whichever comes first:

• in the news of information agencies Interfax and AK&M - not later than 1 (one) day;

• on the Internet website of the Issuer (www.vtb.ru) — not later than 2 (two) days;

• in the Izvestia — not later than 10 (ten) days.

text of the Statement on substantial fact shall be available on the Internet website of the Issuer (www.vtb.ru) during at least 6 (six) months upon its publication;

The Issuer shall submit the Statement on substantial fact to the Central Bank of the Russian Federation within 5 (five) days upon publication of the information about state registration of the Issuer’s additional securities issue on the Internet website of the Central Bank of the Russian Federation or upon the date when the Issuer receives a written notification of the Central Bank of the Russian Federation about state registration of the Issuer’s additional securities issue by post, fax, e-mail, delivery against signature whichever comes first.

e) Information about state registration of additional shares issue shall be also disclosed by way of publication of the Statement on state registration of issue (additional securities issue) and on the procedure of access to the information contained in the share prospectus, in the Izvestia not later than 10 (ten) days upon the date of publication of the information about state registration of the Issuer’s additional securities issue on the Internet website of the Central Bank of the Russian Federation or from the date when the Issuer receives a written notification of the Central Bank of the Russian Federation about state registration of the Issuer’s additional securities issue by post, fax, e-mail, delivery against signature whichever comes first.

f) Information about state registration of additional shares issue shall be also disclosed by way of publication of the Decision on additional securities issue by way of its publication on the Internet website of the Issuer (www.vtb.ru) not later than 2 (two) days upon the date of publication of the information about state registration of Issuer’s additional securities issue on the Internet website of the Central Bank of the Russian Federation or upon the date when the Issuer receives a written notification of the Central Bank of the Russian Federation about state registration of the Issuer’s additional securities issue by post, fax, e-mail, delivery against signature whichever comes first.

The text of the registered securities Decision on additional securities issue shall be available on the Internet website of the Issuer (www.vtb.ru) upon its publication on the Internet until all securities of such additional issue are paid-off (cancelled).

g) Information at the stage of state registration of additional securities issue shall be also disclosed by the Issuer in a form of the securities Prospectus by way of its publication on the Internet website of the Issuer (www.vtb.ru) not later than 2 (two) days upon the date of publication of the information about state registration of Issuer’s additional securities issue on the Internet website of the Central Bank of the Russian Federation or upon the date when the Issuer receives a written notification of the Central Bank of the Russian Federation about state registration of the Issuer’s additional securities issue by post, fax, e-mail, delivery against signature whichever comes first.

The text of the registered securities Prospectus shall be available on the Internet website of the Issuer (www.vtb.ru) upon its publication on the Internet within at least 6 (six) months upon Internet publication of the registered Report on additional securities issue.

h) Information on commencement of securities placement shall be also disclosed together with securities placement price by way of publication of the Statement on commencement of securities placement in the news of information agencies Interfax and AK&M and on the Internet website of the Issuer (www.vtb.ru)

i) Information about the securities offering price shall be disclosed by the Issuer by way of publication of the Statement on the securities offering price in news lines of information agencies Interfax and AK&M and on the Internet website of the Issuer (www.vtb.ru) before the next working date upon making a decision by the Issuer’s authorized agency on determination of the securities offering price.

j) Information about commencement of securities placement shall also be disclosed by way of publication of the Statement on substantial fact - “Information about the securities issue procedure” within the following timelines upon the day of commencement of securities placement:

• in the news of information agencies Interfax or AK&M - not later than 1 (one) day;

• on the Internet website of the Issuer (www.vtb.ru) — not later than 2 (two) days.

The text of the Statement on substantial fact shall be available on the Internet website of the Issuer (www.vtb.ru) during at least 6 (six) months upon its publication.

The Issuer shall submit the Statement on substantial fact to the Central Bank of the Russian Federation within 5 (five) days upon commencement of securities placement.

k) Information about results of exercising of the pre-emptive purchasing right to Issuer’s securities shall be disclosed by way of publication of the Statement on results of exercising of the pre-emptive right in the news of information agencies Interfax or AK&M and on the Internet website of the Issuer (www.vtb.ru) on the day of summarizing results of exercising of the pre-emptive right.

l) Information about suspension of securities placement shall be disclosed by way of publication of the Statement on suspension of securities placement within the following timelines after the date of drawing up the minutes (date of expiry set forth by the Russian Federation law for drawing up of minutes) of a meeting of the Issuer’s authorized agency, during which a decision was made on amending the decision to issue additional securities and/or the Prospectus, in case of changes to conditions established in the decision to place securities — by the date of drawing up the minutes (date of expiry set forth by the Russian Federation law for drawing up of minutes) of a meeting of the Issuer, during which a decision was made on changing these conditions or the day when the Issuer receives a written notification (order, resolution) of the authorized agency on suspension of securities placement by post, fax, e-mail, delivery against signature whichever comes first:

• in the news of information agencies Interfax or AK&M - not later than 1 (one) day;

• on the Internet website of the Issuer (www.vtb.ru) — not later than 2 (two) days.

m) Information about suspension of securities emission shall be disclosed by way of publication of the Statement on substantial fact - “Information about securities emission suspension and resumption” within the following timelines upon publication of the information on suspension of Issuer’s securities emission on the Internet site of the Central Bank of the Russian Federation or when the Issuer receives a written notification of the authorized agency to suspend securities emission by post, fax, e-mail, delivery against signature whichever comes first:

• in the news of information agencies Interfax or AK&M - not later than 1 (one) day;

• on the Internet website of the Issuer (www.vtb.ru) — not later than 2 (two) days.

The text of the Statement on substantial fact shall be available on the Internet website of the Issuer (www.vtb.ru) during at least 6 (six) months upon its publication.

The Issuer shall submit the Statement on substantial fact to the Central Bank of the Russian Federation within 5 (five) days upon commencement of securities placement.

n) Information about resumption of securities placement shall be disclosed by way of publication of the Statement on resumption of securities placement within the following timelines after the date of publication of the information on registration of amendments to the decision to issue additional securities and/or the Prospectus or on refusal to register these amendments on the Internet site of the Central Bank of the

Russian Federation or when the Issuer receives a written notification of the Central Bank of the Russian Federation on registration of amendments to the decision to issue additional securities and/or the Prospectus or on refusal to register these amendments or a written notification (decree, resolution) of the authorized agency on resumption of securities placement (termination of existence of reasons to suspend securities placement) by post, fax, e-mail, delivery against signature whichever comes first:

• in the news of information agencies Interfax or AK&M - not later than 1 (one) day;

• on the Internet website of the Issuer (www.vtb.ru) — not later than 2 (two) days.

o) Information about resumption of securities emission shall be disclosed by way of publication of the Statement on substantial fact - “Information about securities emission suspension and resumption” within the following timelines upon publication of the information on resumption of Issuer’s securities emission on the Internet site of the Central Bank of the Russian Federation or when the Issuer receives a written notification of the Central Bank of the Russian Federation on resumption of securities emission by post, fax, e-mail, delivery against signature whichever comes first:

• in the news of information agencies Interfax or AK&M - not later than 1 (one) day;

• on the Internet website of the Issuer (www.vtb.ru) — not later than 2 (two) days.

The text of the Statement on substantial fact shall be available on the Internet website of the Issuer (www.vtb.ru) during at least 6 (six) months upon its publication.

The Issuer shall submit the Statement on substantial fact to the Central Bank of the Russian Federation within 5 (five) days upon commencement of securities placement.

p) Information about termination of securities placement shall be disclosed by way of publication of the Statement on substantial fact - “Information about the securities issue procedure” within the following timelines upon the day of termination of securities placement:

• in the news of information agencies Interfax or AK&M - not later than 1 (one) day;

• on the Internet website of the Issuer (www.vtb.ru) — not later than 2 (two) days.

The text of the Statement on substantial fact shall be available on the Internet website of the Issuer (www.vtb.ru) during at least 6 (six) months upon its publication.

The Issuer shall submit the Statement on substantial fact to the Central Bank of the Russian Federation within 5 (five) days upon termination of securities placement.

r) Information about state registration of results of additional securities issue shall be disclosed by way of publication of the Statement on substantial fact - “Information about the securities issue procedure” within the following timelines upon publication of the information about state registration of the Issuer’s report on results of additional securities issue on the Internet website of the Central Bank of the Russian Federation or when the Issuer receives a written notification of the Central Bank of the Russian Federation on state registration of the Issuer’s report on results of additional securities issue by post, fax, e-mail, delivery against signature whichever comes first:

• in the news of information agencies Interfax or AK&M - not later than 1 (one) day;

• on the Internet website of the Issuer (www.vtb.ru) — not later than 2 (two) days.

The text of the Statement on substantial fact shall be available on the Internet website of the Issuer (www.vtb.ru) during at least 6 (six) months upon its publication.

The Issuer shall submit the Statement on substantial fact to the Central Bank of the Russian Federation within 5 (five) days upon publication of the information about state registration of the Issuer’s report on results of additional securities issue on the Internet website of the Central Bank of the Russian Federation or when the Issuer receives a written notification of the Central Bank of the Russian Federation on state registration of the Issuer’s report on results of additional securities issue by post, fax, e-mail, delivery against signature whichever comes first.

s) Information about state registration of results of additional securities issue shall be disclosed by the Issuer by way of publication of the Report on results of additional securities issue on the Internet website of the Issuer (www.vtb.ru) within 2 (two) days upon publication of the information about state registration of the Issuer’s report on results of additional securities issue on the Internet website of the Central Bank of the Russian Federation or when the Issuer receives a written notification of the Central Bank of the Russian Federation on state registration of the Issuer’s report on results of additional securities issue by post, fax, e-mail, delivery against signature whichever comes first:

The text of the registered report on results of additional securities issue shall be available on the Internet website of the Issuer (www.vtb.ru) during at least 6 (six) months upon its publication.

t) Information submitted (delivered) to a relevant authority (company) engaged in foreign capital market regulation and certification of rights to Issuer’s securities, foreign capital market trade organizer and/or other companies in pursuance of the foreign law, for the purposes of its disclosure among foreign investors, shall be disclosed by the Issuer by way of publication of the text of documents containing such information on the Internet website of the Issuer (www.vtb.ru) upon disclosure of such information to foreign investors in pursuance of the foreign law.

Texts of documents containing such information shall be available on the Internet website of the Issuer (www.vtb.ru) upon their publication and during at least 6 (six) months upon Internet publication of the registered report on results of additional securities issue.

Besides, upon publication of the text of the above documents on the Internet website of the Issuer (www.vtb.ru), information agencies  or Interfax shall publish a statement on Issuer’s disclosure of such information on the Internet website of the Issuer (www.vtb.ru).

u) Information on timelines for discharge of Issuer’s obligations before holders of Issuer’s securities shall be disclosed by way of publication of the Statement on substantial fact - “Information on timelines for discharge of Issuer’s obligations before holders of Issuer’s securities” within the following timelines upon the date when an Issuer’s obligation before holders of securities shall be discharged; if such obligation shall be discharged by the Issuer within a certain period of time — date of expiry of such period:

• in the news of information agencies Interfax or AK&M - not later than 1 (one) day;

• on the Internet website of the Issuer (www.vtb.ru) — not later than 2 (two) days.

The text of the Statement on substantial fact shall be available on the Internet website of the Issuer (www.vtb.ru) during at least 6 (six) months upon its publication.

The Issuer shall submit the Statement on substantial fact to the Central Bank of the Russian Federation within 5 (five) days upon termination of securities placement.

v) Information on accrued and/or paid revenue from Issuer’s securities shall be disclosed by way of publication of the Statement on substantial fact - “Information on accrued and/or paid revenue from Issuer’s securities” within the following timelines after the date of drawing up the minutes (date of expiry set forth by the Russian Federation law for drawing up of minutes) of the meeting of the Issuer’s authorized agency, during which a decision was made on payment of shares dividends; date when an Issuer’s obligation to pay revenue from Issuer’s securities shall be discharged; if such obligation shall be discharged by the Issuer within a certain period of time — date of expiry of such period:

• in the news of information agencies Interfax or AK&M - not later than 1 (one) day;

• on the Internet website of the Issuer (www.vtb.ru) — not later than 2 (two) days.

The text of the Statement on substantial fact shall be available on the Internet website of the Issuer (www.vtb.ru) during at least 6 (six) months upon its publication.

The Issuer shall submit the Statement on substantial fact to the Central Bank of the Russian Federation within 5 (five) days upon termination of securities placement.

w) The Issuer shall also disclose information in a form of a quarterly report, statements on substantial facts and data that may affect the price of Issuer’s securities.

Information in the form of the quarterly report shall be disclosed by the Issuer by way of publication of the text of the quarterly report on the Internet website of the Issuer (www.vtb.ru) during at least 45 (forty five) days upon termination of a relevant quarter. The text of the quarterly report shall be available on the Internet website of the Issuer (www.vtb.ru) during at least 3 (three) years upon its publication. The Issuer shall submit the quarterly report to the Central Bank of the Russian Federation within 45 (forty five) days upon termination of the accounting quarter.

The Issuer shall disclose information by way of publication of the statement on substantial fact within the following timelines upon occurrence of such substantial fact:

• in the news of information agencies Interfax or AK&M - not later than 1 (one) day;

• on the Internet website of the Issuer (www.vtb.ru) — not later than 2 (two) days.

The text of the Statement on substantial fact shall be available on the Internet website of the Issuer (www.vtb.ru) during at least 6 (six) months upon its publication. The Issuer shall submit the Statement on substantial fact to the Central Bank of the Russian Federation within 5 (five) days upon termination of securities placement.

The Issuer shall disclose information in a form of Statements of data that may affect the price of Issuer’s securities within the following timelines upon occurrence of a relevant event:

• in the news of information agencies Interfax or AK&M - not later than 1 (one) day;

• on the Internet website of the Issuer (www.vtb.ru) — not later than 2 (two) days.

The Issuer shall provide any interested person with an access to information contained in each of the statements, including each statement on substantial facts published by the Issuer, as well as the information contained in the registered decision to issue additional securities, securities Prospectus and amendments hereto, Report on results of the additional securities issue, quarterly report and other documents to be obligatorily disclosed in pursuance of chapters VIII and X of the Regulation for securities Issuers’ disclosure approved by the Federal Financial Markets Service by sending their copies to: Saint Petersburg, ul. Bolshaya Morskaya, 29, and before expiry of the securities placement period — in places specified in Issuer’s ads containing information on securities placement.

If, as of the date of an event to be disclosed by the Issuer in compliance with federal laws as well as regulatory legal acts of the capital market executive federal authority, a procedure and timelines to disclose such information is established as different from the procedure and timelines specified in this Decision, information on such event shall be disclosed according to the procedure and within timelines set forth in federal laws as well as regulatory legal acts of the capital market executive federal authority applicable as of the date of such event.

Issuer and/or registrar keeping a register of holders of registered securities of the credit institution — issuer, as requested by an interested person, shall submit to such person a copy of this Decision to issue additional securities for a fee not exceeding its manufacturing costs.

15. Credit institution — issuer shall secure rights of holders of shares subject to their observance of the procedure of exercise of these rights established by the applicable legislation of the Russian Federation.

16. Credit institution — issuer shall not issue secured securities.

17. Other data set forth in the applicable securities legislation of the Russian Federation.

No other data.

Annex

Other data

Branch No. 2214 of VTB 24 Bank (Joint-Stock Company) in Barnaul	656099, Altai Territory, Barnaul, Ul. Papanintsev, 106 A
Operating Office “Malo-Tobolskii” of Branch No. 2214 of VTB 24 Bank (Joint-Stock Company) in Barnaul	656056, Altai Territory, Barnaul, Ul. Malo-Tobolskaya, 19
Operating Office “Severo-Zapadnyi” in Barnaul of Branch No.5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	656011, Altai Territory, Barnaul, Lenina Prospekt, 151
Operating Office “Rubtsovskii” in Rubtsovsk of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	658200, Altai Territory, Rubtsovsk, Prospekt Lenina, 141
Operating Office “Prospekt Stroitelei” in Barnaul of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	656015, Barnaul, Prospekt Stroitelei, 11a
Operating Office “Vasilyevskii” in Biisk of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	659315, Biisk, Ul. Vasilyeva, 57a
Operating Office “Leninskii” in Rubtsovsk of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	659213, Altai Territory, Rubtsovsk, Dzerzhinskogo Street, 14
Operating Office “Novoaltaiskii” in Novoaltaisk of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	658087, Novoaltaisk, Oktyabrskaya Street, 14
Operating Office “Mortgage Lending Center “Na Pavlovskom Trakte” in Barnaul of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	656057, Altai Territory, Barnaul, Pavlovskii Trakt, 251d
Operating Office “Blagoveschenskii” of Branch No. 2754 of VTB 24 Bank (Joint-Stock Company) in Khabarovsk	675000, Blagoveschensk, Ul. Krasnoarmeiskaya, 123
Operating Office “Na Schevchenko” of Branch No. 2754 of VTB 24 Bank (Joint-Stock Company) in Khabarovsk	675000, Blagoveschensk, Ul. Shevchenko, 36 LA1
Operating Office “Solnechnyi” of Branch No. 2754 of VTB 24 Bank (Joint-Stock Company) in Khabarovsk	675000, Blagoveschensk, Ignatyevskoe Shosse, 15
Operating Office “Troitskii Passazh” in Arkhangelsk of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	163000, Arkhangelsk Region, Arkhangelsk, Lomonosovskii District, Ul. K. Liebknechta, 8/58
Operating Office “Arkhangelskii” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	163000, Arkhangelsk, District Oktyabrskii, Prospekt Troitskii, 65.
Operating Office “Yuzhnyi” in Severodvinsk of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	164500, Arkhangelsk Region, Severodvinsk, Ul. Zheleznodorozhnaya, 50/1
Operating Office “Korabelnyi” in Severodvinsk of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	164500, Arkhangelsk Region, Severodvinsk, Ul. Lomonosova, 87/22
Operating Office “Kotlasskii” in Kotlas of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	165300, Arkhangelsk Region, Kotlas, Pr. Mira, 33
Operating Office “Astrakhanskii” of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	414040, Astrakhan, Ul. Moskovskaya, 12
Operating Office “Zhilgorodok” of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	414024, Astrakhan, Ul. B. Khmelnitskogo, 22
Operating Office “Belyi Gorod” of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	414000, Astrakhan, Ul. Admiralteiskaya, 7a
Operating Office “Belgorodskii” of Branch No.3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	308033, Belgorod, Prospekt Vatutina, 8
Operating Office “Na Popova” in Belgorod of Branch No.3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	308600, Belgorod, Ul. Popova, 18
Operating Office “Na Lenina” in Staryi Oskol of Branch No.3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	309514, Staryi Oskol, Ul. Lenina, 22
Operating Office “Prospekt Slavy” in Belgorod of Branch No.3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	308600, Belgorod Region, Belgorod, Prospekt Slavy, 35a
Operating Office “Gubkinskii” in Gubkin of Branch No.3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	309183, Belgorod Region, Gubkin, Ul. Koroleva, 2
Operating Office “Solnechnyi” in Staryi Oskol of Branch No.3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	308600, Belgorod Region, Staryi Oskol, Solnechnyi Community, 1a
Operating Office “Bryanskii” of Branch No.3652 of VTB 24 Bank	241050, Bryansk Region, Bryansk, Prospekt

(Joint-Stock Company) in Voronezh	Lenina, 99
Operating Office “Bezhitskii” of Branch No.3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	241034, Bryansk, Ul. Kuibysheva, 12
Operating Office “Fokinskii” in Bryansk of Branch No.3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	241020, Bryansk, Moskovskii Prospekt, 15
Operating Office “Vladimirskii” of Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	600015, Vladimir, Prospekt Lenina, 35a
Operating Office “Na Suzdalskom” of Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	600027, Vladimir, Suzdalskii Prospekt, 11a
Operating Office “Na Sovetskoi” of Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	602251, Vladimir Region, Murom, Ul. Sovetskaya, 75
Operating Office “Kovrovskii” of Branch No.3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	601901, Vladimir Region, Kovrov, Prospekt Lenina, 42 (rooms No.1-5)
Operating Office “Na Bakinskoi” in Volgograd of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	400005, Volgograd, Prospekt Lenina, 51
Operating Office “Volgogradskii” of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	400131, Volgograd, Prospekt Lenina, 5
Operating Office “Volzhskii” in Volzhskii of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	404127, Volgograd Region, Volzhskii, Ul. Mira, 36 b
Operating Office “Krasnoarmeiskii” in Volgograd of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	400112, Volgograd, Bulvar Im. Engelsa, 25
Operating Office “Sovetskii” in Volgograd of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	400119, Volgograd, Ul. Turkmenskaya, 12
Operating Office “Kamyshinskii” in Kamyshin of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	403882, Volgograd Region, Kamyshin, Ul. Proletarskaya, 18a
Operating Office “Spartanovskii” in Volgograd of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	400121, Volgograd, Ul. Nikolaya Otrady, 6
Branch No. 3467 of VTB 24 Bank (Joint-Stock Company) in Cherepovets	162622, Vologda Region, Cherepovets, Sovetskii Prospekt, 88
Supplementary Office “Vologodskii” of Branch No. 3467 of VTB 24 Bank (Joint-Stock Company) in Cherepovets	160001, Vologda, Ul. Chelyuskintsev, 9
Supplementary Office No.2 of Branch No. 3467 of VTB 24 Bank (Joint-Stock Company) in Cherepovets	162602, Vologda Region, Cherepovets, Ul. Andreevskaya, 1
Supplementary Office “Na Batyushkova” of Branch No.3467 of VTB 24 Bank (Joint-Stock Company) in Cherepovets of Vologda Region	160001, Vologda, Ul. Batyushkova, 11
Supplementary Office No.3 of Branch No. 3467 of VTB 24 Bank (Joint-Stock Company) in Cherepovets	162602, Cherepovets, Ul. Lenina, 99
Supplementary Office No.4 of Branch No. 3467 of VTB 24 Bank (Joint-Stock Company) in Cherepovets	162610, Cherepovets, Ul. Lenina, 151
Supplementary Office No.6 of Branch No. 3467 of VTB 24 Bank (Joint-Stock Company) in Cherepovets	162614, Cherepovets, Ul. M. Gorkogo, 61
Supplementary Office No.7 of Branch No. 3467 of VTB 24 Bank (Joint-Stock Company) in Cherepovets	162626, Cherepovets, Oktyabrskii Prospekt, 42
Supplementary Office No.8 of Branch No. 3467 of VTB 24 Bank (Joint-Stock Company) in Cherepovets	162609, Cherepovets, Ul. Nasedkina, 21
Supplementary Office No.9 of Branch No. 3467 of VTB 24 Bank (Joint-Stock Company) in Cherepovets	162610, Cherepovets, Ul. Metallurgov, 32
Supplementary Office No.10 of Branch No. 3467 of VTB 24 Bank (Joint-Stock Company) in Cherepovets	162604, Cherepovets, Ul. Molodezhnaya, 18
Supplementary Office No.11 of Branch No. 3467 of VTB 24 Bank (Joint-Stock Company) in Cherepovets	162606, Cherepovets, Ul. Vereschagina, 55
Supplementary Office No.12 of Branch No. 3467 of VTB 24 Bank (Joint-Stock Company) in Cherepovets	162604, Cherepovets, Ul. Pionerskaya, 28/6
Supplementary Office No.14 of Branch No. 3467 of VTB 24 Bank (Joint-Stock Company) in Cherepovets	162623, Cherepovets, Ul. Krasnodontsev, 57
Supplementary Office No.15 of Branch No. 3467 of VTB 24 Bank (Joint-Stock Company) in Cherepovets	162616, Cherepovets, Ul. Belyaeva, 29
Supplementary Office No.16 of Branch No. 3467 of VTB 24 Bank (Joint-Stock Company) in Cherepovets	162601, Cherepovets, Prospekt Pobedy, 162
Supplementary Office No.17 of Branch No. 3467 of VTB 24 Bank (Joint-Stock Company) in Cherepovets	162601, Cherepovets, Prospekt Pobedy, 134
Supplementary Office No.18 of Branch No. 3467 of VTB 24 Bank (Joint-Stock Company) in Cherepovets	162606, Cherepovets, Ul. Metallurgov, 12

Supplementary Office No.19 of Branch No. 3467 of VTB 24 Bank (Joint-Stock Company) in Cherepovets	162612, Cherepovets, Ul. Khimikov, 22a
Supplementary Office No.20 of Branch No. 3467 of VTB 24 Bank (Joint-Stock Company) in Cherepovets	162624, Cherepovets, Ul. Olimpiiskaya, 11
Supplementary Office No.1 of Branch No. 3467 of VTB 24 Bank (Joint-Stock Company) in Cherepovets	160001, Vologda, Prospekt Pobedy, 39
Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	394030, Voronezh, Ul. Koltsovskaya, 31
Supplementary Office “Severnyi” of Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	394088, Voronezh, Ul. Vladimira Nevskogo, No. 13
Supplementary Office “Levoberezhnyi” of Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	394042, Voronezh, Ul. Ostuzheva, 6
Supplementary Office “Rossoshanskii” of Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	396650, Voronezh Region, Rossosh, Ul. Proletarskaya, 75
Supplementary Office “Yugo-Zapadnyi” of Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	394065, Voronezh, Prospekt Patriotov, 3a
Supplementary Office “Oktyabrskii” of Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	394006, Voronezh, Ul. 20-letiya Oktyabrya, 119
Supplementary Office “Moskovskii Prospekt” of Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	394077, Voronezh, Moskovskii Prospekt, 109-a
Operating Office “Ivanovskii” of Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	153000, Ivanovo, Ul. Krasnogvardeiskaya, 2
Supplementary Office “206 Kvartal” of Branch No. 3811 of VTB 24 Bank (Joint-Stock Company) in Irkutstk	665824, Irkutstk Region, Angarsk, district 206, 13 - 104
Supplementary Office “Angarskii” of Branch No. 3811 of VTB 24 Bank (Joint-Stock Company) in Irkutstk	665835, Irkutstk Region, Angarsk, Ul. Karla Marksa, 52
Operating Office “Bratskii” of Branch No.5440 in Novosibirsk	665717, Irkutstk Region, Bratsk, Ul. Komsomolskaya, 47
Supplementary Office “Na Dekabrskikh Sobytii” of Branch No. 3811 of VTB 24 Bank (Joint-Stock Company) in Irkutstk	664007, Irkutstk, Ul. Dekabrskikh Sobytii, 109
Branch No. 3811 of VTB 24 Bank (Joint-Stock Company) in Irkutstk	664003, Irkutstk, Ul. Dzerzhinskogo, 1
Supplementary Office “Na Baikalskoi” of Branch No. 3811 of VTB 24 Bank (Joint-Stock Company) in Irkutstk	664081, Irkutstk, Ul. Baikalskaya, 241
Supplementary Office “Shelekhovskii” of Branch No. 3811 of VTB 24 Bank (Joint-Stock Company) in Irkutstk	666034, Irkutstk Region, Shelekhov, district 2, 18a
Supplementary Office “Politekh” of Branch No. 3811 of VTB 24 Bank (Joint-Stock Company) in Irkutstk	664074, Irkutstk, Ul. Lermontova, 83
Supplementary Office “Sputnik” of Branch No. 3811 of VTB 24 Bank (Joint-Stock Company) in Irkutstk	664048, Irkutstk Region, Irkutstk, Ul. R.Luxemburg, 243.
Supplementary Office “Evropeiskii” of Branch No. 3811 of VTB 24 Bank (Joint-Stock Company) in Irkutstk	665838, Irkutstk Region, Angarsk, Community 22, 13
Supplementary Office “Na Amurskoi” of Branch No. 3811 of VTB 24 Bank (Joint-Stock Company) in Irkutstk	664003, Irkutstk Region, Irkutstk, Ul. Lenina, 9
Supplementary Office “Pervomaiskii” of Branch No. 3811 of VTB 24 Bank (Joint-Stock Company) in Irkutstk	664058, Irkutstk Region, Irkutstk, Pervomaiskii Community, 23
Supplementary Office “Na Sverdlova” of Branch No. 3811 of VTB 24 Bank (Joint-Stock Company) in Irkutstk	664011, Irkutstk Region, Irkutstk, Ul. Sverdlova, 36
Operating Office “Energetik” of Branch No.5440 in Novosibirsk	665709, Irkutstk Region, Bratsk, Energetik Residential Area, Ul. Kholodnova, No.11
Operating Office “Nalchikskii” of Branch No. 2351 of VTB 24 Bank (closed joint-stock company) in Krasnodar	360000, Kabardino-Balkar Republic, Nalchik, Ul. Keshokova, 57
Operating Office “Kaliningradskii” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	236006, Kaliningrad, Ul. Frunze, 6
Operating Office “Leninskii Prospekt” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	236040, Kaliningrad, Leninskii Prospekt, 18
Operating Office “Sovetsk” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	238750, Kaliningrad Region, Sovetsk, Ul. Pervomaiskaya, 11/a, 1st floor, rooms No.1-18

Operating Office “Pregolskii” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	236039, Russia, Kaliningrad Region, Kaliningrad, Leninskii Prospekt, No. 87-91
Operating Office “Kaluzhskii” of Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	248001, Kaluga, Ul. Lenina, 82
Operating Office “Kamchatskii” of Branch No. 2754 of VTB 24 Bank (Joint-Stock Company) in Khabarovsk	683024, Petropavlovsk-Kamchatskii, Pr. Rybakov, 2/1
Operating Office “Kuzbasskii” of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	650066, Kemerovo, Prospekt Lenina, 76
Operating Office “ Kuzbasskii” of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	650066, Kemerovo, Prospekt Oktyabrskii, 53/2
Operating Office “Novokuznetskii” in Novokuznetsk of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	654007, Kemerovo Region, Novokuznetsk, Tsentralnyi District, Prospekt N.S. Ermakova, 9
Operating Office “Na Nogradskoi” in Kemerovo of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	650099, Kemerovo Region, Kemerovo, Tsentralnyi District, Ul. Nogradskaya, No.7
Operating Office “Prospekt Metallurgov” in Novokuznetsk of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	654079, Kemerovo Region, Novokuznetsk, Tsentralnyi District, Prospekt Metallurgov, No.25
Operating Office “TsIK Na Kirova” in Novokuznetsk of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	654018, Kemerovo Region, Novokuznetsk, Tsentralnyi District, Ul. Kirova, No.58A
Operating Office “Bulvar Stroitelei” in Kemerovo of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	650065, Kemerovo, Leninskii District, Bulvar Stroitelei, No. 16
Operating Office “Prokopyevskii” in Prokopyevsk of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	653000, Kemerovo Region, Prokopyevsk, Tsentralnyi District, Prospekt Shakhterov, 43
Operating Office “Anzherskii” in Anzhero-Sudzhensk of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	652470, Kemerovo Region, Anzhero-Sudzhensk, Ul. Lenina, 12
Operating Office “Berezovskii” in Berezovskii of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	652420, Kemerovo Region, Berezovskii, Prospekt Lenina, 14
Operating Office “Pravoberezhnyi” in Kemerovo of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	650002, Kemerovo Region, Kemerovo, District Rudnichnyi, Ul. Tereshkovoi, 4
Operating Office “Mezhdurechenskii” in Mezhdurechensk of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	652870, Kemerovo Region, Mezhdurechensk, Ul. Chekhova No. 3
Operating Office “Leninsk-Kuznetskii” in Leninsk-Kuznetskii of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	652500, Kemerovo Region, Leninsk-Kuznetskii, Prospekt Kirova, No. 67
Operating Office “Kirovskii” of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	610021, Kirov Region, Kirov, Street Vorovskogo, 92, Block 2, Room 1001
Operating Office “Kostromskoi” of Branch No.3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	156013, Kostroma Region, Kostroma, Ploschad Mira 2, lit. A
Operating Office “Tsentralnyi” of Branch No.3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	156005, Kostroma Region, Kostroma, Ul. Sovetskaya, 79/73, Non-Residential Room No. 141 (rooms No.1-8).
Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	350020, Krasnodar, Zapadnyi District, Ul. Krasnaya, 155/3
Supplementary Office “Adler” of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	354341, Krasnodar Territory, Sochi, Ul. Molokova, 18/78
Supplementary Office “Temryuk” of Branch No. 2351of VTB 24 Bank (Joint-Stock Company) in Krasnodar	353500, Krasnodar Territory, Temryuk, Ul. Tamanskaya, 58
Supplementary Office “Novorossiisk” of Branch No. 2351of VTB 24 Bank (Joint-Stock Company) in Krasnodar	353900, Krasnodar Territory, Novorossiisk, Tsentralnyi district, Ul. Sovetov, 13
Supplementary Office “Cheremushki” of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	350001, Krasnodar, Ul. Stavropolskaya, 214.
Supplementary Office “Sochinskii” of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	354000, Krasnodar Territory, Sochi, Ul. K. Liebknechta, 10
Supplementary Office “Yuzhnyi” of Branch No. 2351of VTB 24 Bank (Joint-Stock Company) in Krasnodar	353905, Krasnodar Territory, Novorossiisk, Ul. Leitenanta Shmidta, 39
Supplementary Office “Tuapse” of Branch No. 2351of VTB 24 Bank (Joint-Stock Company) in Krasnodar	352800, Krasnodar Territory, Tuapse, Ul. Oktyabrskoi Revolyutsii, 5
Supplementary Office “Armavirskii” of Branch No. 2351of VTB 24 Bank (Joint-Stock Company) in Krasnodar	352900, Krasnodar Territory, Armavir, Ul. Efremova, 42
Supplementary Office “Na Sedina” of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	350000, Krasnodar, Ul. Sedina, 62
Supplementary Office “Na Moskovskoi” of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	354000, Krasnodar Territory, Sochi, Ul. Moskovskaya, 5

Supplementary Office “Na Severnoi” of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	350002, Krasnodar, Ul. Severnaya, 357
Supplementary Office “Lazarevskii” of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	354200, Krasnodar Territory, Sochi, Lazarevskiy District, Settlement Lazarevskoe, Ul. Lazareva, 11g
Operating Office “Krasnoyarskii” of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	660077, Krasnoyarsk, Ul. Vesny, 7 «B»
Operating Office “Kirovskii” in Krasnoyarsk of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	660095, Krasnoyarsk, Prospekt Im. Gazety “Kraskoyarskii Rabochii”, 126
Operating Office “Krasnaya Ploschad” in Krasnoyarsk of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	660021, Krasnoyarsk, Ul. Karla Marksa, 148 «A»
Operating Office “Oktyabrskii” in Krasnoyarsk of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	660062 Krasnoyarsk, Ul. Vysotnaya, 2, Building 1
Operating Office “Zelenogorskii” in Zelenogorsk of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	663690, Krasnoyarsk Territory, Zelenogorsk, Ul. Lenina, 20
Operating Office “Severnyi” in Krasnoyarsk of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	660118, Krasnoyarsk, Ul. Shumyatskogo, 6
Operating Office “Zheleznogorskii” in Zheleznogorsk of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	662974, Krasnoyarsk Territory, Zheleznogorsk, Ul. Lenina, 44
Operating Office “Kopylovskii” in Krasnoyarsk of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	660001, Krasnoyarsk Territory, Krasnoyarsk, Ul. Lado Ketskhoveli, 26/1
Operating Office “Pravoberezhnyi” in Krasnoyarsk of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	660073, Krasnoyarsk Territory, Krasnoyarsk, Prospekt Im. Gazety “Kraskoyarskii Rabochii”, 62
Operating Office “Na Lenina” in Krasnoyarsk of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	660021, Krasnoyarsk Territory, Krasnoyarsk, Ul. Lenina, 21
Operating Office “Kurganskii” in Kurgan of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	640000, Kurgan Region, Kurgan, Ul. Gogolya, 103/1
Operating Office “Kurskii” of Branch No.3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	305000, Kursk, Ul. Radisheva 28
Operating Office “Dzerzhinskogo 67” in Kursk of Branch No.3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	305035, Kursk Region, Kursk, Ul. Dzerzhinskogo, 67
Operating Office “Seimskii” in Kursk of Branch No.3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	305018, Kursk Region, Kursk, Ul. Kharkovskaya, 3
Operating Office “Zheleznogorskii” in Kursk of Branch No.3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	307170, Kursk Region, Zheleznogorsk, Ul. Yu. Gagarina, 26
Operating Office “Kurchatovskii” in Kursk of Branch No.3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	307251, Kursk Region, Kurchatov, Ul. Gaidara, 6/A, 1st floor
Operating Office “Gatchinskii” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	188300, Leningradskaya Region, Gatchina, Prospekt 25 Oktyabrya, 38
Operating Office “Sosnovoborskii” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	188541 Leningradskaya Region, Leningradskaya, 34a, room I
Operating Office “Vyborgskii” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	188800 Leningradskaya Region, Vyborg, Prospekt Lenina, 10
Operating Office “Tikhvinskii” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	187550, Leningradskaya Region, Tikhvin, Ul. Sovetskaya, 39
Operating Office “Kingiseppskii” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	187480, Leningradskaya Region, Kingisepp, Prospekt K. Marksa, 25/2
Operating Office “Kirishskii” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	187110, Leningradskaya Region, Kirishi, Volkhovskaya Naberezhnaya, 30-a
Operating Office “Lipetskii” of Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	398050, Lipetsk, Ul. Gagarina, 33
Operating Office “Na Nedelina” of Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	398059, Lipetsk, Ul. Nedelina, 61
Operating Office “Magadanskii” of Branch No. 2754 of VTB 24 Bank (Joint-Stock Company) in Khabarovsk	685000, Magadan Region, Magadan, Prospekt Karla Marksa, 33/15
Supplementary Office “Neglinnyi” of VTB 24 Bank (Joint-Stock Company)	103031, Moscow, Neglinnaya Ul. , 9, Building 1
Supplementary Office “Mortgage Lending Center “Na Myasnitskoi”“ of VTB 24 Bank (Joint-Stock Company)	101000, Moscow, Ul. Myasnitskaya, 35
Supplementary Office “Tverskoi” of VTB 24 Bank (Joint-Stock Company)	125009, Moscow, Ul. Tverskaya, 6/1, Building 7
Supplementary Office “Credit Center “Zubovskii Bulvar” of VTB 24 Bank (Joint-Stock Company)	119021, Moscow, Zubovskii Bulvar, 27/26, Building 1

Supplementary Office “Maryino” of VTB 24 Bank (Joint-Stock Company)	109652, Moscow, Ul. Lyublinskaya, 165, Block 2
Supplementary Office “Veshnyaki” of VTB 24 Bank (Joint-Stock Company)	111538, Moscow, Ul. Veshnyakovskaya, 18
Supplementary Office “Avtozavodskii” of VTB 24 Bank (Joint-Stock Company)	115280, Moscow, Ul. Avtozavodskaya, 6
Supplementary Office “Frunzenskii” of VTB 24 Bank (Joint-Stock Company)	119146, Moscow, Frunzenskaya Naberezhnaya, 36/2
Supplementary Office “Sadovo-Kudrinskii” of VTB 24 Bank (Joint-Stock Company)	123001, Moscow, Ul. Sadovaya-Kudrinskaya, 19, Building 1
Supplementary Office “Krasnopresnenskii” of VTB 24 Bank (Joint-Stock Company)	123242, Moscow, Ul. Konyushkovskaya, 31, Building 1, 2
Supplementary Office “Plyuschikha” of VTB 24 Bank (Joint-Stock Company)	119902, Moscow, Ul. Plyuschikha, 37/21
Supplementary Office “Lefortovskii” of VTB 24 Bank (Joint-Stock Company)	111024, Moscow, Ul. Aviamotornaya, 14
Supplementary Office “Nikitskii” of VTB 24 Bank (Joint-Stock Company)	121069, Moscow, Ul. B. Nikitskaya, 37, Building 1
Supplementary Office “Aeroport” of VTB 24 Bank (Joint-Stock Company)	125167, Moscow, Leningradskii Prospekt, 60, Block 2
Supplementary Office “Prospekt Mira” of VTB 24 Bank (Joint-Stock Company)	129110, Moscow, Prospekt Mira, 76, Building 1
Supplementary Office “Credit Center “Taganskii”“ of VTB 24 Bank (Joint-Stock Company)	109147, Moscow, Ul. Marksistskaya, 5, Building 1
Supplementary Office “Mortgage Lending Center “Novoslobodskii”“ of VTB 24 Bank (Joint-Stock Company)	127055, Moscow, Ul. Novoslobodskaya, 41
Supplementary Office “Dolgorukovskii” of VTB 24 Bank (Joint-Stock Company)	127006, Moscow, Ul. Dolgorukovskaya, 2
Supplementary Office “Zemlyanoi Val” of VTB 24 Bank (Joint-Stock Company)	109240, Moscow, Ul. Zemlyanoi Val, 52/16, Building 1
Supplementary Office “Lomonosovskii” of VTB 24 Bank (Joint-Stock Company)	119311, Moscow, Lomonosovskii Prospekt, 15
Supplementary Office “Paveletskii” of VTB 24 Bank (Joint-Stock Company)	115054, Moscow, Ul. Bakhrushina, 32, Building 1
Supplementary Office “Sokolnicheskii” of VTB 24 Bank (Joint-Stock Company)	107014, Moscow, Sokolnicheskaya Ploschad, 9, Block 1
Supplementary Office “Semenovskii” of VTB 24 Bank (Joint-Stock Company)	105318, Moscow, Semenovskaya Ploschad, 7, Block 17
Supplementary Office “Oktyabrskoe Pole” of VTB 24 Bank (Joint-Stock Company)	123298, Moscow, Ul. Marshala Biryuzova, 8, Block 1
Supplementary Office “Skhodnenskii” of VTB 24 Bank (Joint-Stock Company)	125373,Moscow, Khimkinskii Bulvar, 16, Block 1
Supplementary Office “Vernadskii” of VTB 24 Bank (Joint-Stock Company)	119415, Moscow, Prospekt Vernadskogo, 33
Supplementary Office “Bibirevo” of VTB 24 Bank (Joint-Stock Company)	127560, Moscow, Ul. Plescheeva, 4
Supplementary Office “Rublevskii” of VTB 24 Bank (Joint-Stock Company)	121615, Moscow, Rublevskoe Shosse, 14, Block 1
Supplementary Office “Butyrskii” of VTB 24 Bank (Joint-Stock Company)	127055, Moscow, Ul. Butyrskii Val, 68/70, Block 1
Supplementary Office “Mortgage Lending Center “Ploschad Pobedy” of VTB 24 Bank (Joint-Stock Company)	121170, Moscow, Ploschad Pobedy, 1, Block B
Supplementary Office “Bagrationovskii” of VTB 24 Bank (Joint-Stock Company)	121108, Moscow, Ul. Barklaya, 7, Block 1
Supplementary Office “Pokrovka” of VTB 24 Bank (Joint-Stock Company)	105062, Moscow, Ul. Pokrovka, 28, Building 1
Supplementary Office “Bolshaya Ordynka” of VTB 24 Bank (Joint-Stock Company)	119017, Moscow, Ul. Bolshaya Ordynka, 24/26
Supplementary Office “B. Cherkasskii 10/11” of VTB 24 Bank (Joint-Stock Company)	109097, Moscow, B. Cherkasskii Per., 10/11, Building 1
Supplementary Office “Michurinskii” of VTB 24 Bank (Joint-Stock Company)	119192, Moscow, Michurinskii Prospekt, 7
Branch No. 7777 of VTB 24 Bank (Joint-Stock Company) in Moscow	119022, Moscow, Zubovskii Bul., 27/26, Building 1

Supplementary Office “Okhotnyi Ryad” of VTB 24 Bank (Joint-Stock Company)	103265, Moscow, Georgievskii Per., 2
Supplementary Office “Akademicheskii” of VTB 24 Bank (Joint-Stock Company)	117036, Moscow, Ul. Profsoyuznaya, 12
Supplementary Office “Voikovskii” of VTB 24 Bank (Joint-Stock Company)	125171, Moscow, Leningradskoe Shosse, 13, Block 1
Supplementary Office “Zhulebino” of VTB 24 Bank (Joint-Stock Company)	109156, Moscow, Ul. Generala Kuznetsova, 27, Block 1
Supplementary Office “Na Lavochkina” of VTB 24 Bank (Joint-Stock Company)	125581, Moscow, Ul. Lavochkina, 34
Supplementary Office “Gagarinskii” of VTB 24 Bank (Joint-Stock Company)	119334, Moscow, Leninskii Prospekt, 34/1
Supplementary Office “Prospekt Andropova” of VTB 24 Bank (Joint-Stock Company)	109432, Moscow, Prospekt Andropova, 8
Supplementary Office “Sadovo-Sukharevskii” of VTB 24 Bank (Joint-Stock Company)	107045, Moscow, Ul. Sadovaya-Sukharevskaya, 8/12, Building 3
Supplementary Office “Balashikhinskii” of VTB 24 Bank (Joint-Stock Company)	143900, Moscow Region, Balashikha, Ul. Pionerskaya, 13
Supplementary Office “Dedovskii” of VTB 24 Bank (Joint-Stock Company)	143530, Moscow Region, Istrinskii District, Dedovsk, Ul. Gagarina-Bolnichnaya, 9
Supplementary Office “Dmitrovskii” of VTB 24 Bank (Joint-Stock Company)	141800, Moscow Region, Dmitrov, Ul. Professionalnaya, 1a
Supplementary Office “Zheleznodorozhnyi” of VTB 24 Bank (Joint-Stock Company)	143980, Moscow Region, Zheleznodorozhnyi, Sh. Savvinskoe, 4, Block 1
Supplementary Office “Zhukovka” of VTB 24 Bank (Joint-Stock Company)	143082, Moscow Region, Odintsovskii District, Village Zhukovka, 123-B
Supplementary Office “Zhukovskii” of VTB 24 Bank (Joint-Stock Company)	140185, Moscow Region, Zhukovskii, Ul. Lomonosova, 4
Supplementary Office “Klinskii” of VTB 24 Bank (Joint-Stock Company)	141600, Moscow Region, Klin, Ul. Mira, 58/25
Supplementary Office “Kolomenskii” of VTB 24 Bank (Joint-Stock Company)	140408, Moscow Region, Kolomna, Prospekt Okskii, 2
Supplementary Office “Korolevskii” of VTB 24 Bank (Joint-Stock Company)	141080, Moscow Region, Korolev, Prospekt Kosmonavtov, 29/12, Block 1, Room I
Supplementary Office “Lyuberetskii” of VTB 24 Bank (Joint-Stock Company)	140005, Moscow Region, Lyubertsy, Oktyabrskii Prospekt, 125
Supplementary Office “Mytischinskii” of VTB 24 Bank (Joint-Stock Company)	141008, Moscow Region, Mytischi, Novomytischinskii Prospekt, 30/1
Supplementary Office “Noginskii” of VTB 24 Bank (Joint-Stock Company)	142400, Moscow Region, Noginsk, Ul. Komsomolskaya, 24a
Supplementary Office “Pavlovo-Posadskii” of VTB 24 Bank (Joint-Stock Company)	142500, Moscow Region, Pavlovskii Posad, Ul. Kirova, 4
Supplementary Office “Protvinskii” of VTB 24 Bank (Joint-Stock Company)	142281, Moscow Region, Protvino, Ul. Lenina, 24B
Supplementary Office “Pushkinskii” of VTB 24 Bank (Joint-Stock Company)	141200, Moscow Region, Pushkino, Ul. Chekhova, 14a
Supplementary Office “Reutovskii” of VTB 24 Bank (Joint-Stock Company)	143969, Moscow Region, Reutov, Ul. Lenina, 4
Supplementary Office “Sergievo-Posadskii” of VTB 24 Bank (Joint-Stock Company)	141300, Moscow Region, Sergiev Posad, Ul. K. Marksa, 4
Supplementary Office “Serpukhovskii” of VTB 24 Bank (Joint-Stock Company)	142203, Moscow Region, Serpukhov, Ul. Krupskoi, 10a
Supplementary Office “Solnechnogorskii” of VTB 24 Bank (Joint-Stock Company)	141500, Moscow Region, Solnechnogorsk, Rekintso Community, “VVS” shopping complex, 32
Supplementary Office “Chekhovskii” of VTB 24 Bank (Joint-Stock Company)	142300, Moscow Region, Chekhov, Sovetskaya Ploschad, 5
Supplementary Office “Schelkovskii” of VTB 24 Bank (Joint-Stock Company)	141100, Moscow Region, Schelkovo, Ul. Krasnoznamenskaya, 6
Supplementary Office “Podolskii” of VTB 24 Bank (Joint-Stock Company)	142100, Moscow Region, Podolsk, Ul. Komsomolskaya, 1, room I
Supplementary Office “Naro-Fominskii” of VTB 24 Bank (Joint-Stock Company)	143300, Moscow Region, Naro-Fominsk, Ul. Marshala Zhukova, 16, Non-Residential Room No. 2

Supplementary Office “Orekhovo-Zuevskii” of VTB 24 Bank (Joint-Stock Company)	142600, Moscow Region, Orekhovo-Zuevo, Tsentralnyi Bulvar, 7
Supplementary Office “Odintsovskii” of VTB 24 Bank (Joint-Stock Company)	143005, Moscow Region, Odintsovo, Ul. Mozhaiskoe Sh., 153a
Supplementary Office “Na Oktyabrskom” of VTB 24 Bank (Joint-Stock Company)	140006, Moscow Region, Lyubertsy, Oktyabrskii Prospekt, 380d
Operating Office “Murmanskii” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	183032, Murmansk, Prospekt Lenina, 23, Block 1/A, rooms IV 18-23,24a, 29-31 and room VII 12,14-25
Operating Office “Monchegorskii” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	184500, Murmansk Region, Monchegorsk, Prospekt Metallurgov, 35
Branch No. 5250 of VTB 24 Bank (Joint-Stock Company) in Nizhny Novgorod	603005, Nizhny Novgorod, Ul. Minina, 8A
Supplementary Office “Avrora” of Branch No. 5250 of VTB 24 Bank (Joint-Stock Company) in Nizhny Novgorod	603002, Nizhny Novgorod, Ul. Sovetskaya, 12
Supplementary Office “Zarechnyi” of Branch No. 5250 of VTB 24 Bank (Joint-Stock Company) in Nizhny Novgorod	603005, Nizhny Novgorod, Prospekt Lenina, 42
Supplementary Office “Sormovskii” of Branch No. 5250 of VTB 24 Bank (Joint-Stock Company) in Nizhny Novgorod	603003, Nizhny Novgorod, Ul. Kominterna, 139
Supplementary Office “Dzerzhinskii” of Branch No. 5250 of VTB 24 Bank (Joint-Stock Company) in Nizhny Novgorod	606000, Dzerzhinsk, Prospekt Chkalova, 2
Supplementary Office “Na Rodionova” of Branch No. 5250 of VTB 24 Bank (Joint-Stock Company) in Nizhny Novgorod	603000 Nizhny Novgorod, Ul. Rodionova, 187 V
Supplementary Office “Arzamasskii” of Branch No. 5250 of VTB 24 Bank (Joint-Stock Company) in Nizhny Novgorod	604230, Nizhny Novgorod Region, Arzamas, Komsomolskii Bulvar, 17/4
Supplementary Office “Ploschad Gorkogo” of Branch No. 5250 of VTB 24 Bank (Joint-Stock Company) in Nizhny Novgorod	603000, Nizhny Novgorod, Ploschad Gorkogo, 4
Supplementary Office “Avtozavodskii” of Branch No. 5250 of VTB 24 Bank (Joint-Stock Company) in Nizhny Novgorod	603016, Nizhny Novgorod, Ul. Vedenyapina, 13
Supplementary Office “Na Belinskogo” of Branch No. 5250 of VTB 24 Bank (Joint-Stock Company) in Nizhny Novgorod	603000, Nizhny Novgorod, Ul. Belinskogo, 110
Operating Office “Novgorodskii” in Velikii Novgorod of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	173001, Novgorod Region, Velikii Novgorod, Ul. Bolshaya Sankt-Peterburgskaya, 5/1
Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	630099, Novosibirsk, Prospekt Dimitrova, 2
Supplementary Office “Mortgage Lending Center “Na Derzhavina” of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	630091, Novosibirsk, Derzhavina Street, 11
Supplementary Office “Akademicheskii” of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	630055, Novosibirsk, Prospekt Stroitelei, 17
Supplementary Office “Na Stantsionnoi” of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	630108, Novosibirsk, Ul. Stantsionnaya, 30a
Supplementary Office “Na Stanislavskogo” of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	630054, Novosibirsk, Ul. Stanislavskogo, 11
Supplementary Office “Na Krasnom” of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	630049, Novosibirsk, Krasnyi Prospekt, 81
Supplementary Office “Berezovaya Roscha” of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	630112, Novosibirsk, Ul. Koshurnikova, 8
Supplementary Office “Zatulinka” of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	630119, Novosibirsk, Ul. Sorge, 179
Supplementary Office “Na Gorkogo” of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	630099, Novosibirsk, Ul. Maksima Gorkogo, 78
Operating Office “Omskii” of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	644010, Omsk, Ul. Mayakovskogo, Marshala Zhukova corner, 37/101 Block 1
Operating Office “Neftyanikov” of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	644029, Omsk Region, Omsk, Prospekt Mira, 66
Operating Office “Na Gertsena” of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	644007, Omsk, Ul. Gertsena, 12
Operating Office “Zheleznodorozhnyi” of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	644020, Omsk, Prospekt K. Marksa, 72
Operating Office “Na Dekabristov” of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	644070, Omsk, Ul. 10 Let Oktyabrya, 43
Operating Office “Pyat Zvezd” of Branch No. 5440 of VTB 24	644043, Omsk, Ul. Liebknechta Karla 11,

Bank (Joint-Stock Company) in Novosibirsk	Gagarina corner 1/1
Operating Office “Na Kuznechnoi” of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	644021, Omsk, Ul. Bogdana Khmelnitskogo, 162
Operating Office “Orenburgskii” in Orenburg of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	460018, Orenburg Region, Orenburg, Prospekt Pobedy, 14
Operating Office “Orskii” in Orsk of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	462422, Orsk, Prospekt Lenina, 90
Operating Office “Chkalovskii” in Orenburg of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	460014, Orenburg, Ul. Marshala G.K. Zhukova, No. 3
Operating Office “Vostok” in Orenburg of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	460021, Orenburg Region, Orenburg, Prospekt Gagarina, No.10
Operating Office “Buzuluk” in Buzuluk of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	461040, Orenburg Region, Buzuluk, Chapaeva Street, 50
Operating Office “Molodezhnyi” in Orenburg of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	460038, Orenburg, Prospekt Dzerzhinskogo, 18
Operating Office “Orlovskii” of Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	302001, Orel Region, Orel, Per. Voskresenskyi, 18, rooms.1,3
Operating Office “Penzenskii” of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	440000, Penza Region, Penza, Ul. Moskovskaya, 40
Operating Office “Tsentralnyi” of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	442530, Penza Region, Kuznetsk, Ul. Kirova, 95
Operating Office “Permskii” of Branch No.6318 of VTB 24 Bank (Joint-Stock Company) in Samara	614000, Perm, Ul. Lenina, 22a, 24
Operating Office “Tsentralnyi” in Perm of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	614990, Perm, Komsomolskii Prospekt, 70
Operating Office “Insustrialnyi” in Perm of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	614065, Perm, Shosse Kosmonavtov, 115
Operating Office “Krasnokamskii” in Krasnokamsk of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	617060, Perm Territory, Krasnokamsk, Ul. Shkolnaya 13
Operating Office “Mirnyi” in Perm of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	614066, Perm Territory, Perm, Ul. Mira 26
Operating Office “Leninskii” in Perm of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	614068, Perm, Ul. Lenina, 82
Operating Office “Gagarinskii” in Perm of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	614070, Perm, Bulvar Gagarina, 26
Operating Office “Administrativnyi” in Perm of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	614990, Perm Territory, Perm, Komsomolskii Prospekt, 7
Operating Office “Solikamskii” in Solikamsk of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	618554, Perm Territory, Solikamsk, Ul. 20 Let Pobedy, 173V
Operating Office “Vladivostokskii” of Branch No. 2754 of VTB 24 Bank (Joint-Stock Company) in Khabarovsk	690002, Primorski Krai, Vladivostok, Ul. Svetlanskaya, 13
Operating Office “Semenovskii” of Branch No. 2754 of VTB 24 Bank (Joint-Stock Company) in Khabarovsk	690091, Vladivostok, Ul. Mordovtseva, 8a
Operating Office “Portovyi” of Branch No. 2754 of VTB 24 Bank (Joint-Stock Company) in Khabarovsk	692900, Nakhodka, Ul. Gagarina, 12
Operating Office “Ussuriiskii” of Branch No. 2754 of VTB 24 Bank (Joint-Stock Company) in Khabarovsk	692500, Primorski Krai, Ussuriisk, Ul. Nekrasova, 22
Operating Office “Vtoraya Rechka” of Branch No. 2754 of VTB 24 Bank (Joint-Stock Company) in Khabarovsk	690069, Primorski Krai, Vladivostok, Ul. Russkaya , 39-b
Operating Office “Pervomaiskii” of Branch No. 2754 of VTB 24 Bank (Joint-Stock Company) in Khabarovsk	690021, Primorski Krai, Vladivostok, Ul. Kalinina, 277
Operating Office “Pskovskii” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	180000, Pskov, Ul. Sovetskaya, 40
Operating Office “TK IMPERIAL” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	180024, Pskov, Ul. Kommunalnaya, 41
Operating Office “Ufimskii” of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	450006, Republic of Bashkortostan, Ufa, Sovetskii District, Ul. Lenina, 65/4
Operating Office “Belorechenskii” in Ufa of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	450103, Ufa, Ul. Sofyi Perovskoi, 46
Operating Office “Neftekamskii” in Neftekamsk of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	452680, Republic of Bashkortostan, Neftekamsk, Ul. Lenina, 15
Operating Office “Sterlitamakskii” in Sterlitamak of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	453120, Republic of Bashkortostan, Sterlitamak, Ul. Kommunisticheskaya, 71
Operating Office “Bulvar Slavy” in Ufa of Branch No. 6318 of	450075, Republic of Bashkortostan, Ufa,

VTB 24 Bank (Joint-Stock Company) in Samara	Ordzhonikidzevskii District, Prospekt Oktyabrya, 117
Operating Office “Zelenaya Roscha” in Ufa of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	450022, Republic of Bashkortostan, Ufa, Kirovskii District, Ul. Mendeleeva, 137
Operating Office “Sipailovskii” in Ufa of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	450105, Republic of Bashkortostan, Ufa, Ul. Marshala Zhukova, 29
Operating Office “Oktyabrskii” in Oktyabrskii of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	452620, Republic of Bashkortostan, Oktyabrskii, Ul. Lenina, 7
Operating Office “Chernikovskii” in Ufa of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	450112, Republic of Bashkortostan, Ufa, Kalininskii District, Ul. Pervomaiskaya, 44
Operating Office “Ulan-Udenskii” of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	670031, Republic of Buryatia, Ulan-Ude, Ul. Babushkina, 14A
Operating Office “Buryatia” of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	670000, Republic of Buryatia, Ulan-Ude, Ul. Kommunisticheskaya, 47A
Operating Office “Petrozavodskii” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	185030, Republic of Karelia, Petrozavodsk, Ul. L. Chaikinoi, 21
Operating Office “Onezhskii” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	185035, Republic of Karelia, Petrozavodsk, Prospekt Lenina, 3
Operating Office “Kostomukshkskii” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	186930, Republic of Karelia, Kostomuksha, Ul. Geroev, 2
Operating Office “Kondopozhskii” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	186220, Republic of Karelia, Kondopoga, Ul. Kalinina, 11-B
Operating Office “Syktyvkarskii” in Syktyvkar of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	167982, Republic of Komi, Syktyvkar, Ul. Lenina, 47-A
Operating Office “Na Promishlennoi” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	186225, Republic of Karelia, Kondopoga, Ul. Promishlennaa, 2
Operating Office “Internatsionalnyi” in Syktyvkar of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	167983, Republic of Komi, Syktyvkar, Ul. Internatsionalnaya, 119
Operating Office “Oktyabrskii” in Syktyvkar of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	167001, Republic of Komi, Syktyvkar, Oktyabrskii Prospekt, 51
Operating Office “Ioshkar-Olinskii” in Ioshkar-Ola of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	424000, Republic of Mariy El, Ioshkar-Ola, Ul. Vashskaya, 8
Operating Office “Proletarskii” in Ioshkar-Ola of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	424036, Republic of Mariy El, Ioshkar-Ola, Ul. Komsomolskaya, 88
Operating Office “Volzhskii” in Volzhsk of Branch No.6318 of VTB 24 Bank (closed joint-stock company”) in Samara	425011, Republic of Mariy El, Volzhsk, Ul. Lenina 52b
Operating Office “Saranskii” of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	430000, Republic of Mordovia, Saransk, Leninskii District, Prospekt Lenina, 10 B
Operating Office “Yakutskii” of Branch No. 2754 of VTB 24 Bank (Joint-Stock Company) in Khabarovsk	677007, Yakutsk, Ul. Oktyabrskaya, 3
Operating Office “Mirnyi” of Branch No. 2754 of VTB 24 Bank (Joint-Stock Company) in Khabarovsk	678174, Republic of Sakha (Yakutia), Mirnyi, Ul. Tikhonova, 7
Operating Office “Vladikavkazskii” of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	362008, Republic of North Ossetia —Alania, Vladikavkaz, Ul. Kotsoeva / Ul. Gadieva / Ul. S. Mamsurova / Ul. Zangieva, 13/6/1/5
Branch No. 1659 of VTB 24 Bank (Joint-Stock Company) in Kazan	420107, Republic of Tatarstan, Kazan, Ul. Ostrovskogo, 84
Supplementary Office “Savinovo” of Branch No. 1659 of VTB 24 Bank (Joint-Stock Company) in Kazan	420126, Kazan, Prospekt Yamasheva, 82
Supplementary Office “Tsentralnyi” of Branch No. 1659 of VTB 24 Bank (Joint-Stock Company) in Kazan	423831, Naberezhnye Chelny, Ul. Khasana Tufana, 29 “A”
Supplementary Office “Gorki” of Branch No. 1659 of VTB 24 Bank (Joint-Stock Company) in Kazan	420110, Kazan, Ul. R. Sorge, 57/29
Supplementary Office “Panorama” of Branch No. 1659 of VTB 24 Bank (Joint-Stock Company) in Kazan	423457, Republic of Tatarstan (Tatarstan), Almetyevsk, Prospekt Stroitelei, eastward to redidential a No.20
Supplementary Office “Karavaevo” of Branch No. 1659 of VTB 24 Bank (Joint-Stock Company) in Kazan	420127, Kazan, Ul. Maksimova, 3
Supplementary Office “Moskovskii” of Branch No. 1659 of VTB 24 Bank (Joint-Stock Company) in Kazan	420080, Kazan, Ul. Dekabristov, 129
Supplementary Office “Merkurii” of Branch No. 1659 of VTB 24 Bank (Joint-Stock Company) in Kazan	423570, Nizhnekamsk, Prospekt Stroitelei, 41

Supplementary Office “Rivyera” of Branch No. 1659 of VTB 24 Bank (Joint-Stock Company) in Kazan	420126, Republic of Tatarstan (Tatarstan), Kazan, Ul. Chistopolskaya, 26/5
Operating Office “Na Kalinina” in Kazan of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	420043, Republic of Tatarstan (Tatarstan), Kazan, Ul. Kalinina, 62
Operating Office “Staryi Gorod” in Naberezhnye Chelny of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	423800, Republic of Tatarstan (Tatarstan), Naberezhnye Chelny, Prospekt M. Dzhalilya, 25,
Supplementary Office “Na Mira” of Branch No. 1659 of VTB 24 Bank (Joint-Stock Company) in Kazan	423812, Republic of Tatarstan (Tatarstan), Naberezhnye Chelny, Prospekt Mira, 24E (7/20 “E”)
Supplementary Office “Derbyshki” of Branch No. 1659 of VTB 24 Bank (Joint-Stock Company) in Kazan	420071, Republic of Tatarstan (Tatarstan), Kazan, Ul. Mira, 33
Operating Office “Rostovskii” of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	344022, Rostov-on-Don, Ul. Suvorova, 119/80
Operating Office “Severnyi” in Rostov-on-Don of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	344113 Rostov-on-Don, Prospekt Kosmonavtov, 32A
Operating Office “Zapadnyi” in Rostov-on-Don of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	344091 Rostov-on-Don, Prospekt Kommunisticheskii, 32
Operating Office “Taganrogskii” in Taganrog of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	347900, Rostov Region, Taganrog, Ul. Lenina, 159
Operating Office “Prospekt Lenina” in Rostov-on-Don of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	344038, Rostov Region, Rostov-on-Don, Prospekt Lenina, 56
Operating Office “Yuzhnyi” in Rostov-on-Don of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	344002, Rostov Region, Rostov-on-Don, Prospekt Voroshilovskii, 37/106-108
Operating Office “Donskoi” in Rostov-on-Don of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	344082, Rostov Region, Rostov-on-Don, Bratskii Pereulok, 14/7
Operating Office “Universalnyi” in Rostov-on-Don of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	344010, Rostov Region, Rostov-on-Don, Ul. Krasnoarmeiskaya, 120
Operating Office “Tsentralnyi” in Taganrog of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	347922, Rostov Region, Taganrog, Ul. Grecheskaya, 17/ 1 Krepostnoi Per. 24
Operating Office “Novocherkasskii” in Taganrog of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	346400, Rostov Region, Novocherkassk, Ul. Komitetskaya, 56/64
Operating Office “Volgodonskii” in Volgodonsk of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	347360, Rostov Region, Volgodonsk, Ul. 30 Let Pobedy, 4
Operating Office “Prospekt Stachki” in Rostov-on-Don of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	344034, Rostov Region, Rostov-on-Don, Prospekt Stachki, 23/48
Operating Office “Ryazanskii” of Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	390000, Ryazan, Ul. Pochtovaya, 60a
Operating Office “Mescherskii” of Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	390005, Ryazan, Ul. Dzerzhinskogo, 60/2
Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	443030, Samara, Ul. Sportivnaya, 30
Supplementary Office “Na Artsybushevskoi” of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	443001, Samara Region, Samara, Leninskii District, Ul. Artsybushevskaya, 145
Branch No. 6319 of VTB 24 Bank (Joint-Stock Company) in Tolyatti, Samara Region	445011, Samara Region, Tolyatti, Ul. Zhilina, 9.
Supplementary Office “Syzranskii” of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	446001, Samara Region, Syzran, Ul. Sovetskaya, 80
Supplementary Office “Solnechnyi” of Branch No.6318 of VTB 24 Bank (Joint-Stock Company) in Samara	443029, Samara, Ul. Novo-Sadovaya, 182
Supplementary Office “Novokuibyshevskii” of Branch No.6318 of VTB 24 Bank (Joint-Stock Company) in Samara	446200, Samara Region, Novokuibyshevsk, Ul. Kommunisticheskaya, 39
Supplementary Office “Avtozavodskii” of Branch No. 6319 of VTB 24 Bank (Joint-Stock Company) in Tolyatti, Samara Region	445051, Tolyatti, Avtozavodskii District, Ul. Marshala Zhukova, 2
Supplementary Office “Komsomolskii” of Branch No. 6319 of VTB 24 Bank (Joint-Stock Company) in Tolyatti, Samara Region	445012, Tolyatti, Komsomolskii District, Ul. Kommunisticheskaya, 22
Supplementary Office “Tsentralnyi” of Branch No.6318 of VTB 24 Bank (Joint-Stock Company) in Samara	443100, Samara, Leninskii District, Ul. Polevaya 9 corner of Ul. Molodogvardeiskaya, 217
Supplementary Office “Mortgage Lending Center “Oktyabrskii” of Branch No.6318 of VTB 24 Bank (Joint-Stock Company) in Samara	443110, Samara Region, Samara, Oktyabrskii District, Prospekt Lenina, 3
Supplementary Office “Pobeda” of Branch No.6318 of VTB 24 Bank (Joint-Stock Company) in Samara	443083, Samara Region, Samara, Sovetskii District, Ul. Pobedy, 16

Supplementary Office “Tsentralnyi” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	195009 St. Petersburg Ul. Komsomola, 41
Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	190000, St. Petersburg, Admiralteiskii District, Ul. Bolshaya Morskaya, 29, letter “A”
Supplementary Office “Na Marata No.3” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	191002 St. Petersburg, Ul. Marata, 43
Supplementary Office “Na Nevskom No.4” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	191167 St. Petersburg, Nevskii Prospekt, 153
Supplementary Office “Na Sadovoi” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	193023, St. Petersburg, Ul. Sadovaya, 21-Naberezhnaya Kanala Griboedova, 30/32
Supplementary Office No. 8 “Prosvescheniya, 68” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	195276, St. Petersburg, Prospekt Prosvescheniya, 68 Block 1, letter A
Supplementary Office No. 10 “Malookhtinskii, 53” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	195112, St. Petersburg, Malookhtinskii Prospekt, 53. letter A
Supplementary Office “No. 11 “Novatorov, 11” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	198216, St. Petersburg, Bulvar Novatorov, 11
Supplementary Office “No. 12 “Nalichnaya, 51” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	199226, St. Petersburg, Ul. Nalichnaya, 51.
Supplementary Office No.14 “Mortgage Lending Center “Glinki 2” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	190000, St. Petersburg, Ul. Glinki, 2, letter A
Supplementary Office “No. 15 “Nauki, 19” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	195220, St. Petersburg, Prospekt Nauki, 19, block 2, letter A
Supplementary Office “No. 16 “Nevskii, 29” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	191186, St. Petersburg, Nevskii Prospekt, 29/31, room 6H, 2H, letter A
Supplementary Office No.19 “M. Balkanskaya 26” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	192283, St. Petersburg, Ul. Malaya Balkanskaya, 26, letter A, room 16H
Supplementary Office No. 33 “Kamennoostrovskii, 44” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	197022, St. Petersburg, Kamennoostrovskii Prospekt, 44/16, letter B, room 7H
Supplementary Office No.17 “Ligovskii, 116” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	191119, St. Petersburg, Prospekt Ligovskii, 116-118, letter A
Supplementary Office No.18 “Svetlanovskii, 11” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	194223, St. Petersburg, Prospekt Svetlanovskii, 11, letter A
Supplementary Office No. 20 “Bolshoi Pr.P.S., 25” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	197198, St. Petersburg, Bolshoi Prospekt, 25/2, letter A, room 9H
Supplementary Office No. 21 “Mortgage Lending Center “Chaikovskogo, 32” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	191123, St. Petersburg, Ul. Chaikovskogo, 32, letter A, room 2H
Supplementary Office No. 24 “Babushkina, 36” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	193172, St. Petersburg, Ul. Babushkina, 36, letter A, room 1-H, 2-H,3-H
Supplementary Office No. 29 “Na Kondratyevskom” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	195009, St. Petersburg, Kondratyevskii Prospekt, 14/10, letter A, room 1H,2H,3H,16H
Supplementary Office No. 25 “Nevskii, 140” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	193024, St. Petersburg, Nevskii Prospekt, 140, room 2H, 3H, letter A
Supplementary Office No. 27 “Magazeinaya, 66” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	196600, St. Petersburg, Pushkin, Ul. Magazeinaya, 66, letter A, room 1H
Supplementary Office No. 35 “Komendantskii, 12” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	197227, St. Petersburg, Komendantskii Prospekt, 12, Block 1, room 21H, letter A
Supplementary Office No. 34 “Moskovskii, 134” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	196084, St. Petersburg, Moskovskii Prospekt, 134, letter A, 3H,5H
Supplementary Office No. 32 “Malyi Pr. V.O., 22” of Branch	199004, St. Petersburg, Malyi Prospekt, 22,

No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	V.O., 22, letter A
Supplementary Office No. 23 “Moskovskii, 220” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	196066, St. Petersburg, Moskovskii Prospekt, 220, letter A, part of room 6H
Supplementary Office No. 30 “Stachek, 47” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	198097, St. Petersburg, Prospekt Stachek, 47, letter A
Supplementary Office No. 28 “Esenina, 5” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	194354, St. Petersburg, Ul. Esenina, 5, letter B, room 3H
Supplementary Office No. 36 “Sampsonievskii, 52” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	194044, St. Petersburg, Bolshoi Sampsonievskii Prospekt, 52, room 1H,7H letter B
Supplementary Office “Bolshaya Morskaya” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	190000, St. Petersburg, Ul. B. Morskaya, 29, letter A
Supplementary Office No. 37 “Truda, 7” of Branch No. 7806 of VTB 24 Bank (Joint-Stock Company) in St. Petersburg	196655, St. Petersburg, Kolpino, Ul. Truda, 7/5
Operating Office “Saratovskii” in Saratov of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	410031, Saratov, Ul. Im. Nekrasova N.A., 50B
Operating Office “Kirovskii” in Saratov of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	410019, Saratov, Ul. Tankistov, 15
Operating Office “Balakovskii” in Saratov of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	413865, Saratov Region, Balakovo, Ul. Lenina, 56
Operating Office “Mortgage Lending Center “Oktyabrskii” in Saratov of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	410056, Saratov, Ul. Im. Chapaeva V.I., 14/26
Operating Office “Leninskii” in Saratov of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	410041, Saratov, Prospekt Stroitelei, 24 A
Operating Office “Engelsskii” in Saratov of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	413100, Saratov Region, Engels, Ul. Volokha, 1A
Operating Office “Sakhalinskii” of Branch No. 2754 of VTB 24 Bank (Joint-Stock Company) in Khabarovsk	693000, Yuzhno-Sakhalinsk, Ul. Lenina, 234
Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	620014, Ekaterinburg, Prospekt Lenina, 27
Supplementary Office “Universalnyi” of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	620075, Ekaterinburg, Ul. Engelsa, 17
Supplementary Office “Predprinimatelskii” of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	620109, Ekaterinburg, Ul. Kraulya, 44
Supplementary Office “Akademicheskii” of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	620049, Ekaterinburg, Ul. Malysheva, 129/ Ul. Komsomolskaya, 53
Supplementary Office “Na Lunacharskogo” of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	620026 Ekaterinburg, Ul. Lunacharskogo, 185
Supplementary Office “VUZovskii” of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	620062, Sverdlovskaya Region, Ekaterinburg, Prospekt Lenina, 101/ Ul. Gagarina, 16
Supplementary Office “Novouralskii” of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	624130, Sverdlovskaya Region, Novouralsk, Ul. Frunze, 9
Supplementary Office “Serovskii” of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	624980, Sverdlovskaya Region, Serov, Street Lva Tolstogo, 32, non-residential room 1
Supplementary Office “Pervouralskii” of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	623100, Sverdlovskaya Region, Pervouralsk, Ul. Vatutina, No.64a
Supplementary Office “Kamensk-Uralskii” of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	623400, Sverdlovskaya Region, Kamensk-Uralskii, Ul. Lenina, 36A
Supplementary Office “Zavodskoi” of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	622051, Sverdlovskaya Region, Nizhnii Tagil, Ul. Ordzhonikidze, 32 / Prospekt Vagonostroitelei, 5
Supplementary Office “Tsentralnyi” of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	622036, Sverdlovskaya Region, Nizhnii Tagil, Prospekt Lenina, 71
Supplementary Office “Krasnoturyinskii” of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	624440, Sverdlovskaya Region, Krasnoturyinsk, Ul. Lenina, 23
Supplementary Office “Na Frunze” of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	622002, Sverdlovskaya Region, Nizhnii Tagil, Ul. Frunze, 50

Supplementary Office “TsIK Na Kuibysheva” of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	620026, Sverdlovskaya Region, Ekaterinburg, Ul. Kuibysheva, 44
Supplementary Office “Lesnoi” of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	624200, Sverdlovskaya Region, Lesnoi, Ul. Ostrovskogo, 2
Operating Office “Smolenskii” in Smolensk of Branch No.3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	214000 Smolensk, Ul. Oktyabrskoi Revolyutsii, 9
Operating Office “Oktyabrskii” in Smolensk of Branch No.3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	214014 Smolensk, Ul. Isakovskogo, 5
Operating Office “Yartsevskii” in Yartsevo of Branch No.3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	215805, Smolensk Region, Yartsevo, Prospekt Metallurgov, 58
Operating Office “Vyazemskii” in Vyazma of Branch No.3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	215110, Smolensk Region, Vyazma, Sovetskaya Ploschad, 2
Operating Office “Stavropolskii” of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	355017, Stavropol Territory, Stavropol, Ul. Mira, 284/1
Operating Office “Yugo-Zapadnyi” of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	355037, Stavropol, Ul. Dovatortsev, 25.
Operating Office “Mineralnye Vody” of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	357202, Stavropol Territory, Mineralnye Vody, Ul. Tereshkovoi, 26
Operating Office “Budennovskii” of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	356800, Stavropol Territory, Budennovsk, Community 6, 12a
Operating Office “Pyatigorskii” of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	357500, Stavropol Territory, Pyatigorsk, Privokzalnaya Ploschad, “Yuzhnaya” Hotel
Operating Office “Kislovodskii” of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	357700, Stavropol Territory, Kislovodsk, Pervomaiskii Prospekt, 31
Operating Office “Nevinnomysskii” of Branch No. 2351 of VTB 24 Bank (Joint-Stock Company) in Krasnodar	357000, Stavropol Territory, Nevinnomyssk, Ul. Gagarina, 21V
Operating Office “Tambovskii” of Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	392000, Tambov, Ul. Internatsionalnaya, 16-a
Operating Office “Michurinskii” in Michurinsk of Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	393760, Tambov Region, Michurinsk, Filippova, 49
Operating Office “Na Sovetskoi” in Tambov of Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	392008, Tambov, Ul. Chichkanova/Sovetskaya, 89/164
Operating Office “Tverskoi” of Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	170100, Tver Region, Tver, Ul. Novotorzhskaya, 10
Operating Office “Braginskii” of Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	170006, Tver Region, Tver, Ul. Bragina, 6a
Operating Office “Tomskii” of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	634029, Tomsk, Sovetskaya Street, 43a
Operating Office “Na Lva Tolstogo” of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	634021, Tomsk, Ul. Lva Tolstogo, 83
Operating Office “Severskii” of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	636070, Tomsk Region, Seversk, Prospekt Kommunisticheskii, 42
Operating Office “Irkutskii Trakt” of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	634049, Tomsk Region, Tomsk, Irkutskii Trakt, 26
Operating Office “Na Nakhimova” of Branch No. 5440 of VTB 24 Bank (Joint-Stock Company) in Novosibirsk	634034, Tomsk Region, Tomsk, Ul. Nakhimova, 8
Branch No. 7145 of VTB 24 Bank (Joint-Stock Company) in Novomoskovsk, Tula Region	301650, Tula Region, Novomoskovsk, Ul. Komsomolskaya/ Oktyabrskaya, 34/25
Operating Office “Suvorov” of Branch No. 36552of VTB 24 Bank (Joint-Stock Company) in Voronezh	301400, Tula Region, Suvorov, Ul. Tulskaya, 17
Supplementary Office “Tulskii” of Branch No. 7145 of VTB 24 Bank (Joint-Stock Company) in Novomoskovsk, Tula Region	300012, Tula, Prospekt Lenina, 54
Supplementary Office “Uzlovaya” in Uzlovayaof Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	301600, Tula Region, Uzlovaya, Ul. Gagarina, 44
Supplementary Office “Na Kirova” of Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	301650, Tula Region, Novomoskovsk, Ul. Kirova, 11
Supplementary Office “Aleksin” of Branch No. 7145 of VTB 24 Bank (Joint-Stock Company) in Novomoskovsk, Tula Region	301361, Tula Region, Aleksin, Ul. Lenina, 14
Supplementary Office “Na Krasnoarmeiskom” of Branch No. 7145 of VTB 24 Bank (Joint-Stock Company) in Novomoskovsk, Tula Region	300041, Tula Region, Tula, Ul. Krasnoarmeiskii Prospekt, 38
Operating Office “Na Lozhevoi” of Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	300001, Tula Region, Tula, Ul. Lozhevaya, 123

Operating Office “Na Lukashina” in Schekino of Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	301247, Tula Region, Schekino, Ul. Lukashina, 6
Operating Office “Na Puzakova” of Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	300062, Tula Region, Tula, Ul. Puzakova, 1
Operating Office “Tyumenskii” in Tyumen of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	625000, Tyumen, Ul. Dzerzhinskogo, 17
Operating Office “Yuzhnyi” in Tyumen of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	625026 Tyumen Ul. Melnikaite,116
Operating Office “Surgutskii” in Surgut of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	628400, Surgut, Bulvar Svobody, 2, block 2
Operating Office “Tsentralnyi” in Tyumen of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	625000, Tyumen, Ul. Chelyuskintsev, 28
Operating Office “Tobolskii” in Tobolsk of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	626157, Tyumen Region, Tobolsk, 4 Community, 19 b
Operating Office “Noyabrskii” in Noyabrsk of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	629810, Yamalo-Nenets Autonomous Area, Noyabrsk, Ul. Izyskatelei, 33, Community “N”
Operating Office “Novyi Urengoi” in Novyi Urengoi of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	629300, Yamalo-Nenets Autonomous Area, Novyi Urengoi, Ul. 26 Syezda KPSS, 7
Operating Office “Neftyanikov” in Nefteyugansk of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	628309, Tyumen Region, Khanty-Mansi Autonomous Area-Yugra, Nefteyugansk, Ul. Neftyanikov, Building 16, Block 2, Room No.1/1
Operating Office “Zarechnyi” in Tyumen of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	625031, Tyumen, Ul. Scherbakova, 98/4
Operating Office “ Permyakova” in Tyumen of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	625016, Tyumen, Ul. Permyakova, 78a/2
Operating Office “Izhevskii” of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	426000, Udmurt Republic, Izhevsk, Per. Severnyi, 45
Operating Office “Severnaya Stolitsa” in Glazov of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	427620, Udmurt Republic, Glazov, Ul. Parkovaya, 45 a
Operating Office “Rodnikovyi Krai” in Izhevsk of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	426072, Udmurt Republic, Izhevsk, Ul. Molodezhnaya, 35
Operating Office “Ulyanovskii” of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	432063, Ulyanovsk, Ul. Minaeva, 36.1
Operating Office “Ploschad Lenina” in Ulyanovsk of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	432063, Ulyanovsk, Ul. Sovetskaya, 8
Operating Office “Novyi Gorod” in Ulyanovsk of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	432072, Ulyanovsk, Prospekt Ulyanovskii, 4
Operating Office “Cheremshan” in Dimitrovgrad of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	433510, Ulyanovsk Region, Dimitrovgrad, Ul. Kuibysheva, 205
Operating Office “Zasviyazhskii” in Ulyanovsk of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	432045, Ulyanovsk, Ul. Ryabikova, 60a
Branch No. 2754 of VTB 24 Bank (Joint-Stock Company) in Khabarovsk	680000, Khabarovsk, Ul. Vladivostokskaya, 18
Supplementary Office “Komsomolskaya Ploschad” of Branch No. 2754 of VTB 24 Bank (Joint-Stock Company) in Khabarovsk	680000, Khabarovsk, Ul. Muravyeva-Amurskogo, 3A
Supplementary Office “Lenina” of Branch No. 2754 of VTB 24 Bank (Joint-Stock Company) in Khabarovsk	680030, Khabarovsk, Ul. Lenina, 48
Supplementary Office “Severnyi” of Branch No. 2754 of VTB 24 Bank (Joint-Stock Company) in Khabarovsk	680054, Khabarovsk, Ul. Tikhookeanskaya, 169
Supplementary Office “Dzemgi” of Branch No. 2754 of VTB 24 Bank (Joint-Stock Company) in Khabarovsk	681000, Khabarovsk Territory, Komsomolsk-on-Amur, Prospekt Pobedy, 22
Supplementary Office “Moskovskaya” of Branch No. 2754 of VTB 24 Bank (Joint-Stock Company) in Khabarovsk	680000, Khabarovsk, Ul. Moskovskaya, 7
Supplementary Office “Yuzhnyi” of Branch No.2754 of VTB 24 Bank (Joint-Stock Company) in Khabarovsk	680003, Khabarovsk, Ul. Krasnorechenskaya, 44
Supplementary Office “Komsomolskii” of Branch No. 2754 of VTB 24 Bank (Joint-Stock Company) in Khabarovsk	681000, Komsomolsk-on-Amur, Prospekt Mira, 38 Block 3
Supplementary Office “Sovetskaya Gavan” of Branch No. 2754 of VTB 24 Bank (Joint-Stock Company) in Khabarovsk	682800, Khabarovsk Territory, Sovetskaya Gavan, Ul. Pionerskaya, 12
Supplementary Office “Bolshaya” of Branch No. 2754 of VTB 24 Bank (Joint-Stock Company) in Khabarovsk	680021, Khabarovsk, Ul. Karla Marksa, 91
Supplementary Office “Tsentralnyi” of Branch No. 2754 of VTB 24 Bank (Joint-Stock Company) in Khabarovsk	680000, Khabarovsk, Ul. Kim Yu Chena, 15 letter A

Operating Office “Chelyabinskii” of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	454080, Chelyabinsk, Prospekt Lenina, 83
Operating Office “Detskii Mir” in Chelyabinsk of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	454091, Chelyabinsk, Prospekt named after V.I. Lenina, 45.
Operating Office “Zlatoustovskii” in Zlatoust of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	456228, Chelyabinsk Region, Zlatoust, Ul. Taganaiskaya, 204
Operating Office “Magnitogorskii” in Magnitogorsk of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	455037, Chelyabinsk Region, Magnitogorsk, Prospekt Lenina, 89
Operating Office “Traktorozavodskii” in Chelyabinsk of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	454071, Chelyabinsk, Ul. Salyutnaya, 2
Operating Office “Severo-Zapadnyi” in Chelyabinsk of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	454021, Chelyabinsk, Ul. 40 Let Pobedy, 29
Operating Office “Na Gagarina” in Chelyabinsk of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	454010, Chelyabinsk, Ul. Gagarina, 8
Operating Office “Kurchatovskii” in Chelyabinsk of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	454138, Chelyabinsk, Prospekt Komsomolskii, 41
Operating Office “Kopeiskii” in Kopeisk of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	456604, Chelyabinsk Region, Kopeisk, Prospekt Pobedy, 27-A
Operating Office “Yuzhnyi” in Magnitogorsk of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	455051, Chelyabinsk Region, Magnitogorsk, Ul. Truda, 39, Block No.a
Operating Office “Miasskii” in Miass of Branch No. 6602 of VTB 24 Bank (Joint-Stock Company) in Ekaterinburg	456300, Chelyabinsk Region, Miass, Prospekt Avtozavodtsev, 20
Operating Office “Chitinskii” of Branch No.5440 in Novosibirsk	672010, Chita, Ul. Amurskaya, 41
Operating Office “Cheboksarskii” of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	428009, Chuvash Republic, Cheboksary, Prospekt M.Gorkogo, 40/1, Room No.8
Operating Office “Tsentr” in Cheboksary of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	428020, Chuvash Republic, Cheboksary, Prospekt Lenina, 53, room 1
Operating Office “Mortgage Lending Center” in Cheboksary of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	428003, Chuvash Republic, Cheboksary, Prospekt Lenina, 32
Operating Office “Novocheboksarskii” in Novocheboksarsk of Branch No. 6318 of VTB 24 Bank (Joint-Stock Company) in Samara	429955, Chuvash Republic, Novocheboksarsk, Ul. Vinokurova, 28
Operating Office “Yaroslavskii” of Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	150000, Yaroslavl Region, Yaroslavl, Ul. Kirova, 10/25
Operating Office “Moskovskii Prospekt” of Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	150048, Yaroslavl Region, Yaroslavl, Moskovskii Prospekt, 147
Operating Office “Rybinskii” of Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	152934, Yaroslavl Region, Rybinsk, Krestovaya Ul., 79
Operating Office “Gostinyi Dvor” of Branch No. 3652 of VTB 24 Bank (Joint-Stock Company) in Voronezh	150000, Yaroslavl Region, Yaroslavl, Ul. Komsomolskaya, 5